CREDIT AGREEMENT

                            Dated as of July 23, 1997

                                  By and Among

                             NEW M-TECH CORPORATION
                        and NEWTECH (HONG KONG) LIMITED,
                                as the Borrowers

                                       and

                  BANK LEUMI LE-ISRAEL B.M., COMERICA BANK and
                            NATIONAL BANK OF CANADA,
                                  as the Banks

                                       and

                           BANK LEUMI LE-ISRAEL B.M.,
                                  as the Agent


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                                TABLE OF CONTENTS

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         TABLE OF CONTENTS..................................................................i-v

/section/1. DEFINITIONS AND INTERPRETATION....................................................1
         /section/ 1.01    Definitions........................................................1
                   (a)     Capitalized Terms..................................................1
                   (b)     Other Definitional and Interpretive Provisions....................12
       /section/ 1.02    Accounting Matters..................................................13
       /section/ 1.03    Representations and Warranties......................................13
       /section/ 1.04    Captions.   ........................................................13
       /section/ 1.05    Neutral Interpretation..............................................13
/section/2 COMMITMENTS; LOANS, LETTERS OF CREDIT AND
                         ACCEPTANCES.........................................................13
       /section/ 2.01    Overall Commitments.................................................13
       /section/ 2.02    Loans...............................................................14
       /section/ 2.03    Manner of Borrowings and Fundings...................................14
                   (a)     Direct and Convesion Borrowings...................................14
                   (b)     Refinancing Borrowings............................................15
                   (c)     Agent May Assume Funding.  .......................................15
                   (d)     Banks' Obligations Independent....................................16
       /section/ 2.04    Interest and Servicing Fees on Loans................................16
                   (a)     Interest Rates....................................................16
                   (b)     Loan Servicing Fees...............................................16
                   (c)     Post-Default Interest.............................................16
                   (d)     Time of Payment.  ................................................16
                   (e)     Maximum Interest Rate.............................................16
                   (f)     Computation of Interest...........................................17
                   (g)     Selection of Interest Periods.....................................17
       /section/ 2.05    Mandatory Repayment of Loans........................................17
                   (a)     At Maturity.......................................................17
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                   (b)     Prior to Maturity.................................................17
       /section/ 2.06    Optional Prepayments of Loans.......................................17
       /section/ 2.07    Evidence of Indebtedne/section/.....................................18
       /section/ 2.08    Letters of Credit...................................................18
                   (a)     Trade Letters of Credit...........................................18
                   (b)     Standby Letters of Credit.........................................18
       /section/ 2.09    Letter of Credit Requests.  ........................................18
       /section/ 2.10    Drawings Under Letters of Credit; Payments Under Acceptances........18
       /section/ 2.11    Letter of Credit and Acceptance Fees and Commissions and
                           Servicing Fees....................................................19
                   (a)     Trade Letters of Credit...........................................19
                   (b)     Standby Letters of Credit.........................................20
                   (c)     Acceptances.  ....................................................20
                   (d)     Administrative Fees...............................................21
                   (e)     Source of Fees....................................................21
       /section/ 2.12    General Provisions as to Letters of Credit..........................21
                   (a)     Limitation on Agent's Duty to Issue...............................21
                   (b)     Borrowers' Obligations Absolute...................................21
                   (c)     Limitation of Liability With Respect To Letters of Credit.........22
                   (d)     Exculpation.......................................................23
       /section/ 2.13    Letter of Credit and Acceptance Participations......................23
       /section/ 2.14    Manner and Allocation of Payments...................................25
       /section/ 2.15    Payment by Agent to Banks, Etc......................................25
       /section/ 2.16    Withholding Taxes...................................................26
       /section/ 2.17    Weekly Reconciliation...............................................26
       /section/ 2.18    Concerning Joint and Several Liability of the Borrowers.............27

/section/3 CONDITIONS TO EXTENSIONS OF CREDIT................................................28
       /section/ 3.01    Conditions to Initial Extension of Credit...........................28
       /section/ 3.02    Conditions to Each Extension of Credit.  ...........................30
/section/4 CERTAIN REPRESENTATIONS AND WARRANTIES OF BORROWERS...............................31
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         /section/ 4.01    Organization; Power; Qualification:...............................31
         /section/ 4.02    Authorization and Compliance of Agreement, Notes and Extensions
                           of Credit.........................................................32
         /section/ 4.03    Litigation........................................................32
         /section/ 4.04    Burdensome Provisions.............................................32
         /section/ 4.05    No Adverse Change or Event........................................33
         /section/ 4.06    No Adverse Fact...................................................33
         /section/ 4.07    Title to Properties...............................................33
         /section/ 4.08    Environmental Matters.............................................33
         /section/ 4.09    Debt..............................................................33
         /section/ 4.10    Patents, Trademarks, Etc..........................................33
         /section/ 4.11    Solvency..........................................................34
         /section/ 4.12    Security Interests................................................34
         /section/ 4.13    Certain Contracts.................................................34
/section/5 COVENANTS.........................................................................34
     A.  Affirmative Covenants.  ............................................................34
       /section/ 5.01    Preservation  of Existence  and  Properties,  Scope of  Business,
                         Compliance with Law, Payment of Taxes and Claims....................34
       /section/ 5.02    Insurance...........................................................35
       /section/ 5.03    Use of Proceeds.....................................................35
     B.  Negative Covenants.  ...............................................................35
       /section/ 5.04    Guaranties..........................................................35
       /section/ 5.05    Liens...............................................................35
       /section/ 5.06    Merger and Consolidation............................................35
       /section/ 5.07    Transactions with Affiliates.  .....................................35
       /section/ 5.08    Taxes of Other Persons..............................................35
       /section/ 5.09    Limitation on Restrictive Covenants.................................36
       /section/ 5.10    Change of Control or Management.....................................36
       /section/ 5.11    Debt................................................................36
       /section/ 5.12    Minimum Consolidated Tangible Net Worth.............................36
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       /section/ 5.13    Environmental Matters...............................................36
       /section/ 5.14    Limitation on Investments...........................................36
       /section/ 5.15    Remittance of Overseas Receipts.....................................36
       /section/ 5.16    Fictitious Names....................................................37
/section/6 INFORMATION.......................................................................37
         /section/ 6.01    Financial Statements and Information to be Furnished.  ...........37
                   (a)     Monthly Financial Statements; Officer's Certificate...............37
                   (b)     Year-End Statement; Accountants' and Officer's Certificates.......37
                   (c)     Additional Materials..............................................38
                   (d)     Notice of Defaults, Litigation and other Matters..................39
         /section/ 6.02    Accuracy of Financial Statements and Information..................39
                   (a)     Historical Financial Statements...................................39
                   (b)     Future Financial Statements.......................................39
                   (c)     Historical Information............................................40
                   (d)     Future Information................................................40
                   (e)     Change in Fiscal Year.............................................40
         /section/ 6.03    Additional Covenants Relating to Disclosure.......................40
                   (a)     Accounting Methods and Financial Records..........................40
                   (b)     Visits and Inspections............................................41
/section/ 7 DEFAULT..........................................................................41
         /section/ 7.01    Events of Default.................................................41
         /section/ 7.02    Remedies Upon Event of Default....................................44
/section/8 CHANGES IN CIRCUMSTANCES..........................................................44
         /section/ 8.01    Mandatory Suspension and Conversion of Loans......................44
         /section/ 8.02    Regulatory Changes................................................45
         /section/ 8.03    Change of Lending Office..........................................45
         /section/ 8.04    Funding Losses....................................................46
         /section/ 8.05    Determinations.  .................................................46
/section/9 THE AGENT.........................................................................46
         /section/ 9.01    Appointment and Authorization.....................................46
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         /section/ 9.02    Agent and Affiliates..............................................47
         /section/ 9.03    Action by Agent...................................................47
         /section/ 9.04    Consultation with Experts.  ......................................47
         /section/ 9.05    Liability of Agent................................................47
         /section/ 9.06    Indemnification...................................................48
         /section/ 9.07    Credit Decision...................................................48
         /section/ 9.08    Successor Agent...................................................48
         /section/ 9.09    Security Documents, Etc...........................................48
         /section/ 9.10    Obtaining Consent of Required Banks...............................49
/section/10 MISCELLANEOUS....................................................................49
         /section/10.01    Notices...........................................................49
                   (a)     Manner of Delivery................................................49
                   (b)     Addresses.........................................................49
                   (c)     Effectivene/section/..............................................50
         /section/10.02    Expenses: Indemnification.........................................50
         /section/10.03    Rights Cumulative. ...............................................51
         /section/10.04    Waivers; Amendments...............................................51
         /section/10.05    Set-Off.  ........................................................52
         /section/10.06    Assignment and Participation......................................52
                   (a)     Assignments by Borrowers..........................................52
                   (b)     Assignment by Banks.  ............................................52
                   (c)     Participations....................................................52
         /section/10.07    Determinations by Agent...........................................53
         /section/10.08    Severability of Provisions.  .....................................53
         /section/10.09    Counterparts......................................................53
         /section/10.10    Survival of Obligations...........................................53
         /section/10.11    No Joint Venture..................................................53
         /section/10.12    Further Assurances; Power of Attorney.............................53
         /section/10.13    No Representations Regarding Renewal..............................54
         /section/10.14    Successors and Assigns............................................54
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         /section/10.15    Limitation of Liability; Acknowledgment...........................54
         /section/10.16    Governing Law.....................................................54
         /section/10.17    Judicial Proceedings.  ...........................................54
         /section/10.18    Waiver of Jury Trial..............................................55
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Exhibits:
Exhibit A-1       Form of Security Agreement
Exhibit A-2       Form of Debenture
Exhibit B-1       Form of Newman Guaranty Agreement
Exhibit B-2       Form of Windmere Guaranty Agreement
Exhibit C         Form of Borrowing Base Certificate
Exhibit D-1       Form of Monthly Officer's Certificate
Exhibit D-2       Form of Annual Officer's Certificate

Schedules:

2.13(b) Pre-Existing Acceptances, Standby Letters of Credit and Trade Letters of Credit
4.03              Litigation
4.08              Environmental Matters
4.09              Debt


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                                CREDIT AGREEMENT
                                ----------------

                            Dated as of July 23, 1997

         This CREDIT AGREEMENT is made as of the date set forth above by and among (a) NEW M-TECH CORPORATION, a Florida corporation, ("New M-Tech") and NEWTECH (HONG KONG) LIMITED, a Hong Kong limited liability company, ("NewTech Hong Kong," and, collectively with New M-Tech, the "Borrowers," each a "Borrower"), (b) BANK LEUMI LE-ISRAEL B.M., an Israeli banking corporation ("Leumi"), COMERICA BANK, a Michigan banking corporation, and NATIONAL BANK OF CANADA, a Canadian-chartered bank, (collectively, the "Banks," each a "Bank"), and (c) BANK LEUMI LE-ISRAEL B.M., as agent for the Banks (the "Agent").

/section/1. DEFINITIONS AND INTERPRETATION

         /section/1.01 DEFINITIONS.

                  (a) CAPITALIZED TERMS. For the purposes of this Agreement:

         "AAAA WORLD SBLC" means the standby letter of credit no. 919650, dated February 7, 1997, issued by NationsBank, N.A. (South) for the account of AAAA World Import-Export, Inc. and for the benefit of New M-Tech, in the face amount of $2,000,000, as amended.

         "ACCEPTANCE" means an acceptance created by the Agent pursuant to a Trade Letter of Credit.

         "ACCEPTANCE OBLIGATIONS" means the aggregate outstanding face amount of all Acceptances (whether matured or unmatured) plus the aggregate amount of all unreimbursed payments in respect of Acceptances.

         "ACCUMULATED FUNDING DEFICIENCY" has the meaning ascribed to that term in Section 302 of ERISA.

         "ADJUSTED LIBOR RATE" means for any Interest Period a rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1.00%) equal to the rate obtained by dividing (a) the LIBOR Rate (similarly rounded) for such Interest Period by (b) a percentage equal to one minus the Reserve Requirement in effect from time to time during such Interest Period.

         "AFFILIATE" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an affiliate of one of the Borrowers.

         "AGENT'S OFFICE" means the office of the Agent in Miami, Florida.

         "AGREEMENT" means this Agreement, as amended from time to time.

         "AGREEMENT DATE" means the date as of which this Agreement is dated.


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         "APPLICABLE LAW" means (i) all applicable common law and principles of equity and (ii) all applicable provisions of all (A) constitutions, statutes, rules, regulations and orders of governmental bodies, (B) Governmental Approvals and (C) orders, decisions, judgments and decrees of all courts and arbitrators.

         "BENEFICIAL OWNER" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Securities and Exchange Act of 1934, as in effect on the date hereof.

         "BORROWING" means all Loans made on the same day (a) pursuant to the same Notice of Borrowing or (b) to refinance the same Reimbursement Obligation.

         "BORROWING BASE" means, at any time, the sum (without duplication) of
(i) 80% of the Eligible Accounts Amount at that time attributable to Eligible Domestic Accounts, plus (ii) the lesser of (A) 40% of the Eligible Accounts Amount at that time attributable to Eligible Foreign Accounts or (B) $1,000,000, plus (iii) (A) the lesser of (1) 90% of the Eligible Accounts Amount at that time attributable to Eligible Kmart Accounts that are secured by the Kmart SBLC or (2) the amount then available under the Kmart SBLC plus (B) 80% of any portion of the Eligible Accounts Amount at that time attributable to Eligible Kmart Accounts that exceeds 111% of the amount referred to in clause (1) of the immediately preceding clause (A), plus (iv) (A) the lesser of (1) 90% of the Eligible Accounts Amount at that time attributable to Eligible AAAA World Accounts that are secured by the AAAA World SBLC or (2) the amount then available under the AAAA World SBLC plus (B) the lesser of (i) 80% of any portion of the Eligible Accounts Amount at that time attributable to Eligible AAAA World Accounts that exceeds 111% of the amount referred to in clause (1) of the immediately preceding clause (A) or (ii) $1,000,000, plus (v) the lesser of
(A) 40% of the Eligible Inventory Amount at that time or (B) $1,500,000, plus
(vi) 70% of the Eligible Letters of Credit Amount at that time, plus (vii) 70% of the lesser of the cost or fair market value of the Eligible In-Transit Kmart Inventory at that time, plus (viii) 95% of the Eligible Securities Value at that time. For purposes of this Agreement, an account is considered to be "secured" by a particular letter of credit if the Borrower owning such account may draw upon the letter of credit to obtain payment of such account.

         "BORROWING BASE CERTIFICATE" means a certificate of an authorized officer of each of the Borrowers substantially in the form of Exhibit C.

         "BUSINESS DAY" means any day on which most banks in Miami, Florida are open for commercial business and, if the day relates to a Loan, on which most banks are open for international business (including dealings in Dollar deposits) in London.

         "CAPITAL SECURITIES" means, with respect to any Person, any shares of capital stock of such Person or any security convertible into, or any option, warrant or other right to acquire, any shares of capital stock of such Person.


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         "CASH COLLATERAL ACCOUNTS" means the two restricted, non-interest bearing cash collateral accounts established by the Borrowers with the Agent, one in the name of New M-Tech and the other in the name of NewTech Hong Kong.

         "CHANGE OF CONTROL" means (a) any Person or group of Persons (as defined under Section 13(d)(3) of the Securities and Exchange Act of 1934), other than Windmere or Joel Newman, being or becoming a Beneficial Owner of any of the capital stock or other interests having ordinary power for the election of directors (or others performing similar functions) of New M-Tech or (b) New M-Tech's ceasing to own 100% of such stock or other interests of NewTech Hong Kong.

         "CHANGE OF MANAGEMENT" means Joel Newman's ceasing to be the chief executive officer of New M-Tech, his ceasing to be the chief executive officer of NewTech Hong Kong, or any other significant (in the Agent's or the Required Banks' reasonable judgment) change in the senior management of either Borrower.

         "CLOSING DATE" means the date on which the initial Extension of Credit is made.

         "COLLATERAL" has the meaning ascribed to it in the Security Agreement.

         "COMMITMENT" of any Bank means the obligation of such Bank to make Loans, to purchase participations in Acceptances, and to purchase participations in Letters of Credit, such that the sum of the outstanding principal amount of its Loans plus its participation in Acceptance Obligations and Letter of Credit Obligations does not exceed the amount set forth opposite its name on the signature pages hereof.

         "CONSOLIDATED TANGIBLE NET WORTH" means at any time the consolidated stockholders' equity of the Borrowers less their Intangible Assets (to the extent included in determining such consolidated stockholders' equity) and less the aggregate amount of the Windmere Notes and any other amounts owing by Affiliates (other than each other) to either Borrower (to the extent included in determining such consolidated stockholders' equity), in each case, as of such time. For purposes of this definition, "Intangible Assets" means the amounts of intangible assets (including, without limitation, goodwill, licenses, patents, trademarks, trademark licenses, trade names, copyrights and franchises) determined in accordance with Generally Accepted Accounting Principles.

         "CONTRACT" means an indenture, agreement (other than this Agreement and any other Loan Document), other contractual restriction, lease, instrument (other than the Notes), certificate of incorporation or charter, or bylaw.

         "DEBENTURE" means the Debenture in the form of Exhibit A-2, executed by NewTech Hong Kong in favor of the Agent as of the Agreement Date.

         "DEBT" of any Person means at any time, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of

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property or services, except trade accounts payable that arise in the ordinary course of business but only if and so long as the same are payable on customary trade terms, (iv) capitalized lease obligations of such Person, (v) all obligations of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all obligations with respect to interest rate and currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency, except that if any agreement relating to such obligations provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligations shall be the net amount thereof, (vii) all of the foregoing of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (viii) all of the foregoing of others guaranteed by such Person.

         "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "DIRECT BORROWING" means any Borrowing other than a Refinancing Borrowing.

         "DIRECT LOAN" means a Loan that is part of a Direct Borrowing.

         "DOLLARS" and the sign "$" mean lawful money of the United States of America.

         "ELIGIBLE AAAA WORLD ACCOUNTS" means Eligible Accounts which are owed by AAAA World Import-Export, Inc.

         "ELIGIBLE ACCOUNTS" means the Borrowers' trade accounts receivable for goods sold by a Borrower in the ordinary course of such Borrower's business and shipped or delivered by it to the applicable account debtor, each of which is evidenced by an invoice or other similar written billing, each of which is a valid, legally enforceable obligation of the account debtor thereunder, each of which represents an arms-length, bona fide transaction completed in accordance with the terms and provisions contained in any documents related thereto, and in each of which the Agent as agent for the Banks has a valid, perfected, first-priority security interest securing the Obligations, excluding (1) accounts receivable that are outstanding 90 days (or 150 days in the case of accounts receivable secured to the Agent's satisfaction by an irrevocable letter of credit issued or confirmed by a prime United States bank) or more from their respective invoice dates and all accounts receivable not secured to the Agent's satisfaction by an irrevocable letter of credit issued or confirmed by a prime United States Bank (and regardless of how long outstanding) that are owed by an obligor if more than 25% of the accounts receivable owed by that obligor to either Borrower are outstanding 90 (or 150 days in the case of accounts receivable secured to the Agent's satisfaction by an irrevocable letter of credit issued or confirmed by a prime United States bank) days or more from their respective invoice dates, (2) accounts receivable that are outstanding against customers who are also employees or Affiliates of either Borrower, (3) accounts receivable that are subject to asserted setoff, credit (other than customary discount for prompt payment) or dispute, and (4) accounts receivable that the Agent


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determines in its reasonable judgment to be uncollectible, difficult to collect, or otherwise unsatisfactory for any reason (which determination shall be conclusive and binding on the Borrowers) (it being understood that an account receivable that initially is an Eligible Account shall cease to be such if and when it ceases to meet any of the foregoing criteria).

         "ELIGIBLE ACCOUNTS AMOUNT" means, at any time and with respect to a particular category of Eligible Accounts, (i) the total amount owed to either of the Borrowers with respect to those Eligible Accounts at that time, less (ii) the total amount owed by either of the Borrowers to the obligors of those Eligible Accounts at that time.

         "ELIGIBLE DOMESTIC ACCOUNT" means an Eligible Account (other than an Eligible Kmart Account or Eligible AAAA World Account) that either (a) is owed by an obligor whose principal place of business is in the United States or (b) is secured by a letter of credit which is issued or confirmed by a bank acceptable to the Agent located in the United States and the proceeds of which are assigned to the Agent in a manner satisfactory to it.

         "ELIGIBLE FOREIGN ACCOUNT" means an Eligible Account which is not an Eligible Domestic Account.

         "ELIGIBLE INVENTORY" means inventory owned by either Borrower which is saleable in the ordinary course of such Borrower's business, which is brand new and not refurbished, which the Agent determines is not obsolete, which is located in a public warehouse located in the State of Florida, the State of California or the State of Tennessee, which is subject to a valid, perfected, first-priority security interest in favor of the Agent as agent for the Banks securing the Obligations, and which is otherwise acceptable to the Agent.

         "ELIGIBLE IN-TRANSIT KMART INVENTORY" means inventory which bears the White-Westinghouse or Double W trademark or logo, which is in transit to the United States, which a Borrower has paid for and is not the subject of an open Trade Letter of Credit, which is earmarked to be sold to Kmart Corporation pursuant to the Kmart Contract but has not yet been converted into Eligible Kmart Accounts (or other accounts receivable) and in which (together with the documents covering which) the Agent as agent for the Banks has a valid, perfected, purchase-money, first-priority security interest in favor of the Agent as agent for the Banks securing the Obligations.

         "ELIGIBLE INVENTORY AMOUNT" means, at any time, an amount equal to the lower of fair market value or cost of the Borrowers' then existing Eligible Inventory.

         "ELIGIBLE KMART ACCOUNTS" means Eligible Accounts which are owed by Kmart Corporation.

         "ELIGIBLE LETTERS OF CREDIT AMOUNT" means, at any time, the sum of the then aggregate undrawn amount of open Trade Letters of Credit issued to finance a Borrower's purchase of goods in which (together with the documents covering which) the Agent as agent for the Banks then has a valid, perfected, first-priority security interest securing the Obligations.

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         "ELIGIBLE SECURITY" means a U.S. Treasury bill or note, a Federal
National Mortgage Association note or a Federal Farm Credit Bank note which in each case is owned by New M-Tech and held in an account with Merrill Lynch Pierce Fenner & Smith Incorporated's office in Aventura, Florida and in which in each case the Agent as agent for the Banks has a valid, perfected, first-priority security interest securing the Obligations.

         "ELIGIBLE SECURITIES VALUE" means, at any time, the aggregate fair market value (as reasonably determined by the Agent) of the Eligible Securities at that time.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

         "EVENT OF DEFAULT" means any of the events specified in /section/7.01.

         "EXTENSION OF CREDIT" means the making of a Loan, the conversion of a Loan of one type into a Loan of another type, the creation of an Acceptance or the issuance of a Letter of Credit.

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

         "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means the generally accepted accounting principles as in effect in the United States of America from time to time.

         "GOVERNMENTAL APPROVALS" means an authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any governmental unit, including, without limitation, any such approval required under ERISA or by the PBGC.

         "GUARANTIES" means the Newman Guaranty and the Windmere Guaranty.

         "GUARANTORS" means Joel Newman and Windmere.

         "HIGH SEASON" means the period May 1st through October 31st of each year.

         "INFORMATION" means written data, services, reports, statements (including, but not limited to, financial statements delivered pursuant to or referred to in /section//section/6.01 and 6.02), opinions of counsel, documents and other information, whether, in the case of any such in writing, it was prepared by either Borrower, either Guarantor or any other Person on behalf of either Borrower or either Guarantor.

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         "INTEREST PAYMENT DATE" means (a), with respect to each LIBOR Rate
Loan, the last day of each Interest Period for that Loan and each and any day that falls one month or two months after the first day of an Interest Period for that Loan but before the end of that Interest Period, and (b), with respect to each Reference Rate Loan, the first Business Day of each month .

         "INTEREST PERIOD" means, with respect to each LIBOR Rate Loan, a period commencing, in the case of the first Interest Period applicable to such Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending, at the Borrowers' election, one month, two months or three months thereafter on the same day, except that (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Business Day of a calendar month, and (c) no Interest Period shall extend past the Termination Date.

         "KMART CONTRACT" means the Purchase, Distribution and Marketing Agreement between New M-Tech and Kmart Corporation, dated as of January 27, 1997, including all supplements and amendments thereto.

         "KMART SBLC" means the standby letter of credit no. P-268797, dated April 14, 1997, issued by Chase Manhattan Bank for the account of Kmart Corporation and for the benefit of New M-Tech, in the face amount of $10,000,000.

         "LENDING OFFICE" of a Bank means the branch or office designated by such Bank, from time to time, as the branch or office of such Bank at which Loans are to be made and maintained. Each Bank's initial Lending Office is set forth on the signature pages hereof.

         "LETTER OF CREDIT" means a Standby Letter of Credit or Trade Letter of Credit.

         "LETTER OF CREDIT APPLICATION" means an application to the Agent for the issuance of a Letter of Credit in a form approved by the Agent.

         "LETTER OF CREDIT OBLIGATION" means, in respect of each Letter of Credit, the undrawn face amount of such Letter of Credit, plus the aggregate amount of all unreimbursed draws in respect of such Letter of Credit.

         "LETTER OF CREDIT OBLIGATIONS" means the sum of all Letter of Credit Obligations.

         "LIBOR RATE" means, with respect to any Interest Period for a LIBOR Rate Loan, the rate which the Agent determines to be the prevailing rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1.00%) at which deposits in Dollars are or would be offered to the Agent in the London interbank market at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of such LIBOR Rate Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

         "LIBOR RATE LOAN" means a Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Adjusted LIBOR Rate.

         "LIEN", as applied to the property or assets (or the income or profits therefrom) of any Person, means (in each case, whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise): any mortgage, lien, pledge, attachment, levy, charge, or other security interest or encumbrance of any kind in respect of any property or assets of such Person, or upon the income or profits therefrom.

         "LOAN" means an amount advanced pursuant to /section/2.02.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Agreement, the Debenture, the Guaranties, the Letters of Credit Applications, each Schedule to this Agreement and each document, instrument, certificate, and opinion executed and delivered in connection with any of the foregoing, each as amended or modified from time to time.

         "LOW SEASON" means the period November 1st through April 30th of each year.

         "MARKS" means trademarks, trademark rights or licenses, logos, trade names, trade name rights or licences, copyrights, patents, patent rights or licenses, and any right with respect to any of the foregoing.

         "MATERIALLY ADVERSE EFFECT" means, (i) with respect to any Person, a materially adverse effect on such Person's business, assets, liabilities, financial condition, results of operations or business prospects, (ii) with respect to a group of Persons "taken as a whole", a materially adverse effect on such Persons' business, assets, liabilities, financial conditions, results of operations or business prospects taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles and (iii) with respect to any Contract or any other obligation (other than the Loan Documents), a materially adverse effect, as to either Borrower or either Guarantor, upon the binding nature, validity or enforceability thereof, and with respect to this Agreement and the other Loan Documents, an adverse effect, whether or not material, upon the binding nature, validity or enforceability of any material provision thereof or on the obligations of either Borrower or either Guarantor for the payment of money thereunder.

         "MAXIMUM PERMISSIBLE RATE" means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (i) civil or criminal penalties being imposed on any Bank or (ii) any Bank being unable to enforce payment of (or if collected, to retain) all or part of such amount or the interest payable thereon.

         "NEWMAN GUARANTY" means a Guaranty Agreement, in the form of Exhibit B-1, executed by Joel Newman in favor of the Agent and the Banks as of the Agreement Date.

         "NOTES" means each Revolving Note of the Borrowers payable to the order of a Bank, evidencing such Bank's Loans and executed by the Borrowers as of the Agreement Date.

         "NOTICE OF BORROWING" has the meaning given it in /section/2.03.

         "OBLIGATIONS" means all loans, fees, indebtedness, liabilities, obligations, Acceptance Obligations, Letter of Credit Obligations, covenants and duties of each Borrower and each Guarantor to the Banks and/or the Agent of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, in contract or tort, liquidated or unliquidated, arising under this Agreement, or under the other Loan Documents, by operation of law or otherwise, now existing or hereafter arising, and whether or not for the payment of money or the performance or non-performance of any act, including, but not limited to, all damages which either Borrower or either Guarantor may owe to the Agent and/or the Banks by reason of any breach by either Borrower or either Guarantor of any representation, warranty, covenant, agreement or other provision of this Agreement or any of the other Loan Documents.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "PERSON" means an individual, corporation, partnership, trust or unincorporated organization or a government or any agency or political subdivision thereof.

         "PLAN" means, at any time, any employee benefit plan (including a multiemployer plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of the Borrower, any Guarantor or an ERISA Affiliate.

         "POST-DEFAULT RATE" means a rate per annum equal to the Reference Rate as in effect from time to time plus 4.00%; PROVIDED that, if, in the case of a particular LIBOR Rate Loan in default, the due date is a day prior to the last day of an Interest Period therefor, the "Post-Default Rate" for such Loan shall be (x), from such day through the last day of such Interest Period, the rate applicable to such Loan for such Interest Period as provided in /section/2.04 plus 6.50%, and (y) thereafter the Reference Rate as in effect from time to time plus 4.00%.

         "PROHIBITED TRANSACTION" means a transaction that is prohibited under
Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.

         "PROPORTIONATE SHARE" means, in respect of a particular Bank and a particular amount, the product obtained by multiplying such amount by a fraction the numerator of which is such Bank's Commitment and the denominator of which is the Total Commitment.

         "REFERENCE RATE" means the higher of (a) the per annum rate of interest publicly announced or otherwise established by the Agent as its "Reference Rate" (which rate is a discretionary benchmark and may not be the lowest rate of interest offered by the Agent to its customers), and (b) the Federal Funds Rate plus 2.50%.

         "REFERENCE RATE LOAN" means a Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Reference Rate.

         "REFINANCING BORROWING" means a Borrowing used to pay a Reimbursement Obligation.

         "REFINANCING LOAN" means a Loan that is part of a Refinancing
Borrowing.

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, and any regulation successor thereto.

         "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, and any regulation successor thereto.

         "REGULATORY CHANGE" means (i) any new, or any change in any existing Applicable Law, interpretation, directive or request (whether or not having the force of law) and (ii) any change in the administration or enforcement of any such Applicable Law, interpretation, directive or request, in each case, that becomes effective after the Agreement Date, whether as a result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or a regulatory authority, or otherwise.

         "REIMBURSEMENT OBLIGATION" means an obligation of the Borrowers set forth in /section/2.10.

         "REPORTABLE EVENT" means, to the extent the same relates to or affects a Plan, (i) any of the events set forth in ERISA Sections 4043(b) (other than a Reportable Event as to which the provision of 30 days, notice to the PBGC is waived under applicable regulations), 4068(f) or 4063(a) or the regulations thereunder, (ii) any event requiring the Borrower, any Guarantor or any ERISA Affiliate to provide security to a Plan under Code Section 401(a)(29) and (iii) any failure to make a payment required by Code Section 412(m).

         "REPORTING PERIOD" means each period beginning at the start of business on a Friday and ending on the close of business on the following Thursday.

         "REPRESENTATION AND WARRANTY" means each representation and warranty made pursuant to or under (i) /section/3.02, /section/4, /section/6.02 or any other provision of this Agreement or any other Loan Document, (ii) any amendment of or waiver or consent under this Agreement, (iii) any Schedule to this Agreement or any such amendment, waiver or consent, or (iv) any statement contained in any certificate, financial statement, legal opinion or other instrument or document delivered by or on behalf of either Borrower or either Guarantor pursuant to any Loan Document, whether or not (except as expressly provided to the contrary herein), in the case of any representation or warranty referred to in clause (i), (ii), (iii) or (iv) of this definition, the information that is the subject matter thereof is within the knowledge of either Borrower or either Guarantor.

         "REQUIRED BANKS" means, at any time, the Banks holding at least 60% of the then aggregate unpaid principal amount of the Loans and the interests and participations in Acceptance Obligations and Letter of Credit Obligations, or, if no such Loans or Acceptance Obligations or Letter of Credit Obligations are outstanding, the Banks having at least 60% of the Banks' Commitments.

         "RESERVE REQUIREMENT" means at any time the then current maximum rate at which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in Miami with deposits comparable in amount to those of the Agent against "Eurocurrency liabilities", as that term is used in Regulation D. The Adjusted LIBOR Rates shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         "SECURITY AGREEMENT" means the Security Agreement in the form of Exhibit B-1, executed by the Borrowers and NewTech International Corporation in favor of the Agent as of the Agreement Date.

         "SECURITY DOCUMENTS" means the Security Agreement, the Debenture and each other guaranty agreement, mortgage, deed of trust, security agreement, pledge agreement, assignment of proceeds agreement or other security or collateral document securing any or all of the Obligations.

         "SECURITY INTERESTS" means the security interests, liens, charges, pledges and collateral assignments created by the Security Documents.

         "STANDBY LETTER OF CREDIT" means a standby letter of credit issued by the Agent for the account of one or both of the Borrowers.

         "SUBSIDIARY", when used to determine the relationship of a Person to another Person, means any Person of which (a) securities having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions), or (b) other ownership interests ordinarily constituting a majority voting interest, in each case, are at the time, directly or indirectly, owned or controlled by such other Person, or by one or more other Subsidiaries of such other Person, or by such other Person and one or more of its Subsidiaries. Unless otherwise specified "Subsidiary" means a Subsidiary of a Borrower.

         "TAX" means any federal, state or foreign tax, assessment or other governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits other than income and franchise taxes imposed upon a Bank by the jurisdiction (or any political subdivision thereof) in which such Bank has its head office.

         "TERMINATION DATE" means the earlier of (i) June 30, 1998 and (ii) the date of termination in whole of the Banks' Commitments pursuant to/section/7.02.

         "TERMINATION EVENT" means (i) a Reportable Event, (ii) the termination of a Plan, or the filing of a notice of intent to terminate a Plan, or the treatment of a Plan amendment as a termination under Section 4041(c) of ERISA,
(iii) the institution of proceedings to terminate a Plan under Section 4042(a) of ERISA, or (iv) the appointment of a trustee to administer any Plan under
Section 4042(b) of ERISA.

         "TOTAL COMMITMENT" means the sum of the Banks' Commitments.

         "TRADE LETTER OF CREDIT" means a commercial letter of credit issued by the Agent for the account of either or both of the Borrowers.

         "UNFUNDED BENEFIT LIABILITIES" means, with respect to any Plan at any time, the amount of unfunded benefit liabilities of such Plan at such time as determined under Section 4001(18) of ERISA.

         "VOTING STOCK" means, with respect to any Person, Capital Securities of such Person entitling the holder thereof to vote in the election of directors of such Person.

         "WCI LICENSE AGREEMENT" means the License Agreement between White Consolidated Industries, Inc. and New M-Tech (or "NewTech Corporation"), dated as of May 1, 1996, including all supplements and amendments thereto.

         "WINDMERE" means Windmere Durable-Holdings, Inc., a Florida corporation.

         "WINDMERE GUARANTY" means a Guaranty Agreement, in the form of Exhibit B-2, executed by Windmere in favor of the Agent and the Banks as of the Agreement Date.

         "WINDMERE NOTES" means the two promissory notes, each dated April 16, 1996, made by Windmere Corporation (k/n/a Windmere Durable-Holdings, Inc.) to the order of New M-Tech as agent for itself, NewTech Hong Kong and New Tech International Corporation, in the principal amounts of $3,000,000 and $2,000,000, respectively.

                  (b) OTHER DEFINITIONAL AND INTERPRETIVE PROVISIONS.

                           (i) Except as otherwise specified herein, all
references herein (A) to any Person, other than either Borrower or either Guarantor, shall be deemed to include such Person's successors, transferees and assignees, but only, in the case of transferees and assignees of the Banks, to the extent the applicable transfer or assignment complies with the provisions of this Agreement, (B) to either Borrower or either Guarantor shall be deemed to include such Person's successors, (C) to any Applicable Law specifically defined or referred to herein shall be deemed references to such Applicable Law as the same may be amended or supplemented from time to time, and (D) to any Contract defined or referred to herein shall be deemed references to such Contract (and, in the case of any instrument, any other instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

                           (ii) When used in this Agreement, the words "herein",
"hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular section or subsection of this Agreement, and "Schedule" and "Exhibit" shall refer to sections and subsections of, and Schedules and Exhibits to, this Agreement unless otherwise specified.

                           (iii) Whenever the context so requires, when used in
this Agreement the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

                           (iv) The words "includes" and "including" when used
herein are not limiting.

         /section/1.02 ACCOUNTING MATTERS. Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrowers in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements requested to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, except, in the case of such financial statements, for departures from Generally Accepted Accounting Principles that may from time to time be approved in writing by the independent certified public accountants who are at the time, in accordance with /section/6.01(b), reporting on the financial statements of the Borrowers.

         /section/1.03 REPRESENTATIONS AND WARRANTIES. All Representations and Warranties shall be made at and as of the Agreement Date, at and as of the time of each Extension of Credit, and, in addition, in the case of any particular Representation and Warranty, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under, or in connection with which such Representation and Warranty is made or deemed made, except to the extent that any such Representation or Warranty expressly states that it relates to a different specified date.

         /section/1.04 CAPTIONS. Section and subsection captions in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         /section/1.05 NEUTRAL INTERPRETATION. This Agreement and each other Loan Document has been thoroughly reviewed by counsel for the Borrowers and the Guarantors. No provision of this Agreement or other Loan Document shall be construed less favorably to the Agent or the Banks because it was drafted by the Agent's counsel.

/section/2 COMMITMENTS; LOANS, LETTERS OF CREDIT AND ACCEPTANCES

         /section/2.01 OVERALL COMMITMENTS. Upon the terms and subject to the conditions set forth herein, from the Agreement Date to but excluding the Termination Date, each of the Banks severally, and not jointly, agrees (i) to make Loans, (ii) to purchase participations in Acceptances created by the Agent, and (iii) to purchase participations in Standby Letters of Credit and Trade Letters of Credit issued by the Agent. The sum of (i) the aggregate unpaid principal amount of any Bank's Loans, plus

(ii) the aggregate amount of such Bank's participations in Acceptance Obligations plus (iii) the aggregate amount of such Bank's participations in Letter of Credit Obligations, shall not exceed at any time such Bank's Commitment. The sum of (i) the aggregate unpaid principal amount of all Loans, plus (ii) the aggregate amount of all Acceptance Obligations, plus (iii) the aggregate amount of all Letter of Credit Obligations shall not exceed at any time the Borrowing Base at that time and shall not exceed $32,000,000 at any time during the High Season or $14,000,000 at any time during the Low Season. Moreover, the sum of the aggregate unpaid principal amount of all Loans plus the aggregate amount of all Acceptance Obligations shall not exceed $10,000,000 at any time during the High Season or $5,000,000 at any time during the Low Season; the aggregate amount of all Letter of Credit Obligations with respect to Standby Letters of Credit shall not exceed $1,000,000 at any time; and there shall be no Loans outstanding or Acceptance Obligations in existence for a period of 30 consecutive days between the Closing Date and the Termination Date.

         /section/2.02 LOANS. Upon the terms and subject to the conditions of this Agreement, each Bank shall, from time to time from the Agreement Date to but excluding the Termination Date, make one or more Loans to the Borrowers each in an amount equal to its Proportionate Share of a Borrowing. On any Business Day, Loans, at the option of the Borrowers, may be made as, or may from time to time be converted into, Reference Rate Loans or LIBOR Rate Loans, or any combination thereof; PROVIDED, that LIBOR Rate Loans may be converted only on the last day of an applicable Interest Period, only conversions to Reference Rate Loans shall be made so long as a Default shall have occurred and be continuing and each Refinancing Loan shall initially for at least two Business Days be a Reference Rate Loan. Each Borrowing of LIBOR Rate Loans shall be in a minimum amount of $1,000,000 and in greater whole multiples of $1,000,000. There shall at no time be in effect more than six Borrowings with respect to LIBOR Rate Loans.

         /section/2.03 MANNER OF BORROWINGS AND FUNDINGS.

                  (a) DIRECT AND CONVERSION BORROWINGS. Whenever a Borrower wishes to incur a Direct Borrowing or to convert Borrowings consisting of Reference Rate Loans into Borrowings consisting of LIBOR Rate Loans or vice versa, it shall give the Agent notice of such Borrowing or conversion in a form approved by the Agent (a "Notice of Borrowing"), in the case of the incurrence of or conversion into a Reference Rate Loan, one Business Day, and, in the case of the incurrence of or conversion into a LIBOR Rate Loan, two Business Days, before the requested date of such Borrowing, specifying (a) the requested date of the Borrowing, (b) the amount of the Borrowing to be incurred or converted into, (c) whether the Borrowing to be incurred or converted into is to consist of Reference Rate Loans or LIBOR Rate Loans, (d) in the case of the incurrence of, or conversion into, a Borrowing consisting of LIBOR Rate Loans, the duration of the initial Interest Period and (e) which Borrower is to receive the proceeds of the Borrowing. If a request for the conversion of Loans of one type into a Borrowing consisting of Loans of another type is not made in accordance with this /section/2.03, such Borrowing shall be converted into a Borrowing consisting of Reference Rate Loans. Any Notice of Borrowing received after 11:00 a.m. (Miami time) shall be deemed received on the following Business Day. On the Business Day it receives a Notice of Borrowing, the Agent shall notify each Bank, by 1:00 p.m. (Miami time) on such Business Day, by telefax or by telephone confirmed by telefax, of the contents of such Notice of Borrowing and of such

Bank's Proportionate Share of such Borrowing and, in the case of a Borrowing consisting of LIBOR Rate Loans, the applicable initial interest rate. Prior to 4:00 p.m. (Miami time) on the Business Day requested for such Borrowing, each Bank shall make available to the Agent, at the Agent's office, its Proportionate Share of such Borrowing in lawful money of the United States of America in same day funds. The Agent shall, subject to the satisfaction of the conditions set forth in /section/3, on such day credit the amounts so received by it in like funds to an account of the applicable Borrower maintained with the Agent at the Agent's Office (PROVIDED that the amounts so received in respect of the initial Borrowing shall be used to repay indebtedness owed by the Borrowers to Leumi). A Notice of Borrowing, once given, shall be irrevocable. Unless the Required Banks consent in writing otherwise, Direct Borrowings shall be used only to pay vendors of either Borrower, to otherwise finance such normal operations of either Borrower as are conducted as of the Agreement Date and as qualify as "international banking transactions" and to repay indebtedness owed by either Borrower to Leumi as of the Closing Date.

                  (b) REFINANCING BORROWINGS. Subject to satisfaction of the conditions set forth in /section/3, whenever a Reimbursement Obligation becomes due, the Banks shall, without any need for a request from or notice to the Borrowers, make Reference Rate Loans in an aggregate amount equal to the amount of such Reimbursement Obligation, and the Borrowers irrevocably authorize the Agent to apply the proceeds of any such Loans to repay the corresponding Reimbursement Obligation. After paying an Acceptance or a draw under a Letter of Credit the Reimbursement Obligation with respect to which is to be paid with a Refinancing Borrowing, the Agent shall notify each Bank, by 1:00 p.m. (Miami time) on the Business Day on which payment of the Acceptance or draw is made, by telefax or by telephone confirmed by telefax, of such Banks' Proportionate Share of the resulting Reimbursement Obligation. Prior to 4:00 p.m. (Miami time) on the Business Day on which the payment of an Acceptance or draw under a Letter of Credit is made or to be made, each Bank shall make available to the Agent, at the Agent's Office, its Proportionate Share of the amount of the resulting Reimbursement Obligation in lawful money of the United States in same day funds and, subject to satisfaction of the conditions set forth in /section/3, the Agent shall (and the Borrowers hereby irrevocably authorize it to) apply the amounts so received to pay such Reimbursement Obligation.

                  (c) AGENT MAY ASSUME FUNDING. Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's Proportionate Share of such Borrowing, the Agent may assume that such Bank has made such amount available to the Agent on the date of such Borrowing in accordance with /section/2.03(a) or /section/2.03(b) (as applicable) and the Agent may, in reliance upon such assumption, make available on such date a corresponding amount. If and to the extent that such Bank shall not have so made such Proportionate Share available to the Agent, such Bank shall pay to the Agent, forthwith on demand, such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is paid to the Agent, at the Federal Funds Rate. If such Bank shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Bank's Loan as part of such Borrowing for purposes of this Agreement. If such Bank shall fail to pay such corresponding amount upon such demand, the Borrowers shall, forthwith on demand, repay to the Agent such corresponding amount, together with interest thereon for each day from the date such amount is made available to a Borrower until the date such amount is paid to the Agent, at the interest rate applicable at the time to the Loans comprising such Borrowing.

                  (d) BANKS' OBLIGATIONS INDEPENDENT. The failure of any Bank to make a Loan to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation hereunder to make its Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any Borrowing.

         /section/2.04 INTEREST AND SERVICING FEES ON LOANS.

                  (a) INTEREST RATES. Each Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to, (i) so long as it is a Reference Rate Loan, the Reference Rate as in effect from time to time, and (ii), so long as it is a LIBOR Rate Loan, the applicable Adjusted LIBOR Rate plus 2.50%. The interest rate applicable to each Reference Loan shall change simultaneously with each change in the Reference Rate.

                  (b) LOAN SERVICING FEES. Each Bank shall, with respect to each Loan, pay to the Agent, for the Agent's account and by way of compensation for its services hereunder, a fee (a "Loan Servicing Fee") equal to 0.25% per annum on the outstanding principal amount of such Loan until such Loan is paid in full. Each Loan Servicing Fee owed by a Bank shall be payable only from amounts distributable by the Agent to such Bank. The Agent is irrevocably authorized to deduct each Loan Servicing Fee owed it by a Bank from any amounts distributable by the Agent to such Bank.

                  (c) POST-DEFAULT INTEREST. If all or any part of a Loan or other amount owed by the Borrowers to the Banks or the Agent hereunder is not paid when due (whether at maturity, by reason of prepayment or acceleration or otherwise), such unpaid amount shall bear interest for each day during the period from the date such amount became so due until it shall be paid in full (whether before or after judgment) at a rate per annum equal to the Post-Default Rate.

                  (d) TIME OF PAYMENT. Interest and Loan Servicing Fees with respect to each Loan shall be due and payable monthly in arrears on the Interest Payment Dates for such Loan and when such Loan shall be due (whether at maturity, by reason of prepayment or acceleration, or otherwise). Interest at the Post-Default Rate on each Loan and Loan Servicing Fees applicable to any period after the maturity of each Loan shall be due and payable on demand.

                  (e) MAXIMUM INTEREST RATE. Nothing contained in this Agreement or any Note shall require either Borrower or either Guarantor to pay interest at a rate exceeding the Maximum Permissible Rate. If amounts payable to the Agent or the Banks on any date would be treated as interest in excess of the Maximum Permissible Rate, such amounts shall be automatically reduced to the Maximum Permissible Rate, and, if allowed by Applicable Law, payments for any subsequent period, to the extent less than the Maximum Permissible Rate, shall, to that extent, be increased by the amount of such reduction.

                  (f) COMPUTATION OF INTEREST. Interest and Loan Servicing Fees payable pursuant to this /section/2.04 or any Note shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first but excluding the last day, which, in the case of any Interest Period, means from and including the first day of such Interest Period to but excluding the last day thereof). If the date for any payment of principal is extended (whether by operation of this Agreement, any provision of law or otherwise), the Loan Servicing Fees payable pursuant to /section/2.04(b), as well as interest, shall be payable for such extended time.

                  (g) SELECTION OF INTEREST PERIODS. The initial Interest Period applicable to each LIBOR Rate Loan shall be as specified in the Notice of Borrowing therefor delivered pursuant to /section/ 2.03(a). Each subsequent, successive Interest Period applicable to such Loan, subject to /section/ 2.02, shall be as specified by the Borrowers in a notice to the Agent (captioned "Notice of Selection of Interest Period") at least two Business Days prior to the end of the current Interest Period. If the Agent shall not have received such notice prior to 11:00 a.m. (Miami time) on the Business Day by which such notice is required to be delivered, such LIBOR Rate Loan shall continue after the current Interest Period as a LIBOR Rate Loan with an Interest Period of the same duration as that of the current Interest Period. No such notice shall be effective under this /section/ 2.04(g) so long as a Default shall have occurred and be continuing.

         /section/2.05 MANDATORY REPAYMENT OF LOANS.

                  (a) MATURITY. All Loans then outstanding shall mature and become immediately due and payable in full on the Termination Date.

                  (b) PRIOR TO MATURITY. If at any time any of the limitations set forth in /section/2.01 are exceeded, the Borrowers shall immediately prepay the Loans in the amount of the exce/section/ If after repayment of all the Loans any limitation set forth in /section/2.01 is still exceeded, the Borrowers shall pay to the Agent an amount equal to the remaining excess, to be retained by the Agent in one or both Cash Collateral Accounts as collateral security for the Letter of Credit Obligations and Acceptance Obligations (as well as any other Obligations). Nothing in this /section/2.05(b) shall be construed to restrict the Agent's right to accelerate the Obligations or pursue its other remedies under /section/7 based on a limitation in /section/2.01 being exceeded.

         /section/2.06 OPTIONAL PREPAYMENTS OF LOANS. The Borrowers may at any time and from time to time, upon two Business Days' advance notice, prepay the Loans in whole or in part without premium or penalty, except that any prepayment shall be in an aggregate principal amount of at least $100,000 or an integral multiple thereof, and except that any prepayment of a LIBOR Rate Loan shall be made only on the last day of an Interest Period for such Loan. Amounts to be prepaid shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in /section/2.04(d). Amounts prepaid in respect of Loans may be reborrowed, subject to the terms and conditions hereof. Notwithstanding anything herein to the contrary, the Agent is hereby irrevocably authorized, at its option, on each Business Day, to apply any funds in either or both Cash Collateral Accounts on that day to the prepayment of Reference Rate Loans.

         /section/2.07 EVIDENCE OF INDEBTEDNESS. The Loans by each Bank to the Borrowers and the Borrowers' obligations to repay such Loans and other indebtedness of the Borrowers under this Agreement, with interest in accordance with the terms of this Agreement, (without duplication) shall be evidenced by this Agreement, the Acceptances, the Letters of Credit and drafts drawn thereunder, the records of the Agent and such Bank, and a single Note for each Bank. The records of the Agent and each Bank shall be prima facie evidence of the Loans by such Bank and the other indebtedness of the Borrowers under this Agreement, of accrued interest thereon, of accrued fees, and of all payments made in respect of any thereof.

         /section/2.08 LETTERS OF CREDIT. Upon the terms and subject to the conditions of this Agreement, from the Agreement Date to but excluding the Termination Date, the Agent shall issue and amend Trade Letters of Credit and Standby Letters of Credit for the joint account of the Borrowers and shall create Acceptances pursuant to Trade Letters of Credit providing for presentation of time drafts. Each Bank shall, upon the issuance of any Letter of Credit, be deemed to have purchased a participation in each such Letter of Credit as provided in /section/2.13, and shall, upon the creation of any Acceptance, be deemed to have purchased a participation in such Acceptance as provided in /section/2.13.

                  (a) TRADE LETTERS OF CREDIT. Each Trade Letter of Credit shall
(i) require presentation of either a sight draft or a time draft with a maturity no later than 30 days after its date, a bill of lading and whatever other documents the Agent considers necessary or desirable to give it control over and a perfected security interest in the related goods, (ii) have an expiration date no later than 90 days after the date of issuance of such Letter of Credit, (iii) be used only for the shipment or importation of inventory of a Borrower and the payment of the purchase price thereof (inclusive, at the election of the Borrowers, of freight and insurance charges), (iv) may indicate only the Borrower requesting it as the account party on the face of the Letter of Credit, and (v) be otherwise reasonably acceptable to the Agent in form and content.

                  (b) STANDY LETTERS OF CREDIT. Each Standby Letter of Credit shall (i) have an expiration date not later than the earlier of (A) 180 days after the date of issuance of such Letter of Credit (not including any provision, consented to by all the Banks, providing for the automatic extension of the term of such Letter of Credit for an additional period of time upon notice from the Agent), and (B) the Termination Date, and (ii) be used only to secure (A) bid, tender, customs, surety, payment, performance or similar bonds needed by a Borrower in the ordinary course of business, and (B), with the consent of the Required Banks, for other general corporate purposes.

         /secition/2.09 LETTER OF CREDIT REQUESTS. Whenever a Borrower wishes to have a Letter of Credit issued, it shall submit to the Agent a Letter of Credit Application prior to 11:00 a.m. (Miami time) at least two Business Days before the requested date of issuance of a Letter of Credit. The Agent shall give each Bank a written (which may be by telecopier) report of all Letters of Credit outstanding hereunder on a weekly basis.

         /section/2.10 DRAWINGS UNDER LETTERS OF CREDIT; PAYMENTS UNDER
                       ACCEPTANCES.

                  (a) Upon receipt by the Agent of any draft upon, or other notice of drawing under, a Letter of Credit, the Agent shall promptly give the Borrowers written or telephone notice of the amount of such draft or drawing, of the Letter of Credit against which it is drawn and of the date upon which the Agent proposes to honor such draft. Upon presentation to the Agent of an Acceptance for payment, the Agent shall promptly give the Borrowers written or telephone notice of such presentation.

                  (b) The Borrowers shall pay to the Agent for the ratable account of the Banks the amount of each drawing under a Letter of Credit on the date of such drawing.

                  (c) The Borrowers shall pay to the Agent for the ratable account of the Banks the face amount of each Acceptance on the maturity date thereof.

                  (d) Any amount required to be paid by the Borrowers pursuant to this /section/2.10 that is not paid when due shall bear interest, payable on demand, from the date of such drawing until paid, at a rate per annum equal to the Post-Default Rate.

                  (e) The Borrowers agree that they shall be jointly and severally indebted to each Bank for an amount equal to the amount paid by the Agent for the account of such Bank with respect to any Letter of Credit or Acceptance together with interest on such amount.

         /section/2.11 LETTER OF CREDIT AND ACCEPTANCE FEES AND COMMISSIONS AND
                       SERVICING FEES.

                  (a) TRADE LETTERS OF CREDIT.

                           (i) Upon the issuance of each Trade Letter of Credit
(and, if such Trade Letter of Credit's term extends for more than 90 days, every 90 days after its issuance), the Borrowers shall pay the Agent, for the ratable account of each Bank, a fee equal to .1875% of such Bank's Proportionate Share of the face amount of such Trade Letter of Credit (or, if more, such Bank's Proportionate Share of the Agent's minimum commercial letter of credit issuance commission then in effect).

                           (ii) Upon each drawing under a Trade Letter of
Credit, the Borrowers shall pay to the Agent, for the ratable account of each Bank, a fee equal to .1875% of such Bank's Proportionate Share of such drawing (or, if more, such Bank's Proportionate Share of the Agent's minimum commercial letter of credit negotiation fee then in effect).

                           (iii) Upon the issuance of each Trade Letter of
Credit (and, if the Trade Letter of Credit's term extends for more than 90 days, every 90 days after its issuance) and upon each drawing under a Trade Letter of Credit, each Bank shall pay to the Agent, for the Agent's account and by way of compensation for the Agent's services hereunder, a fee (a "Trade Letter of Credit Servicing Fee") equal to such Bank's Proportionate Share of .0375% of the face amount of such Trade Letter of Credit or of the amount of such drawing (as the case may be). The Agent is irrevocably authorized to deduct each Trade Letter of Credit Servicing Fee owed to it by a Bank from any amount distributable by the Agent to such Bank.

                  (b) STANDBY LETTERS OF CREDIT.

                           (i) When each Standby Letter of Credit is issued or
renewed, the Borrowers shall pay the Agent, for the ratable account of each Bank, a fee equal to 1.50% per annum on such Bank's Proportionate Share of the face amount of such Letter of Credit. Each such fee shall be based on a year of 360 days and computed for the actual number of days to elapse in the initial term or renewal term (as the case may be) of the applicable Standby Letter of Credit, and shall, for each Standby Letter of Credit, be payable in full in advance on the date such Standby Letter of Credit is issued or renewed (as the case may be) based on the face amount of such Standby Letter of Credit.

                           (ii) Upon each drawing under a Standby Letter of
Credit, the Borrowers shall pay to the Agent, for the ratable account of each Bank, a fee equal to .1875% of such Bank's Proportionate Share of such drawing (or, if more, such Bank's Proportionate Share of the Agent's minimum standby letter of credit negotiation fee then in effect).

                            (iii) When each Standby Letter of Credit is issued
or renewed, each Bank shall pay to the Agent, for the Agent's account and by way of compensation for its services hereunder, a fee (an "SBLC Issuance Servicing Fee") equal to 0.25% per annum on the face amount of such Standby Letter of Credit. Each such SBLC Issuance Servicing Fee shall be based on a year of 360 days and computed for the actual number of days to elapse in the initial term or renewal term (as the case may be) of the applicable Standby Letter of Credit, and shall for each Standby Letter of Credit be payable in full in advance on the date such Standby Letter of Credit is issued or renewed (as the case be) based on the face amount of such Standby Letter of Credit. In addition, upon each drawing under a Standby Letter of Credit, each Bank shall pay to the Agent, for the Agent's account and by way of compensation for its services hereunder, a fee (an "SBLC Drawing Servicing Fee") equal to such Bank's Proportionate Share of
 .0375% of the amount of such drawing. The Agent is irrevocably authorized to deduct each SBLC Issuance Servicing Fee and each SBLC Drawing Servicing Fee owed to it by a Bank from any amount distributable by the Agent to such Bank.

                  (c) ACCEPTANCES. (i) Upon the creation of each Acceptance, the Borrowers shall pay the Agent, for the ratable account of each Bank, a non-refundable commission thereon calculated on a daily basis on the face amount of such Bank's Proportionate Share of such Acceptance for each day from and including the date of the creation thereof to and excluding the stated maturity date thereon at a per annum rate of 1.50%.

                           (ii) Upon the creation of each Acceptance, each Bank
shall pay the Agent, for the Agent's account and by way of compensation for its services hereunder, a fee (an "Acceptance Servicing Fee") calculated on a daily basis on such Bank's Proportionate Share of the face amount of such Acceptance for each day from and including the date of creation thereof to and excluding the stated maturity date thereon at a per annum rate of 0.25%. The Agent is hereby authorized to deduct each Acceptance Servicing Fee owed to it by a Bank from any amount distributable by the Agent to such Bank.

                           (iii) All commissions and fees due pursuant to this
/section/2.11(c) shall be based on a year of 360 days and computed for the actual number of days from creation of the relevant Acceptance to the stated maturity thereof.

                  (d) ADMININSTRATIVE FEES. In addition to the foregoing fees payable to the Banks and the Agent, the Borrowers shall pay to the Agent, for the Agent's account, such other administrative fees as the Agent customarily charges in respect of Letter of Credit and Acceptance transactions (which fees are subject to change from time to time by the Agent) together with all telecommunication fees and other expenses incurred by the Agent in connection with the issuance, amendment, honoring or payment of any Letter of Credit or Acceptance.

                  (e) SOURCE OF FEES. Each fee owed by a Bank to the Agent pursuant to this /section/2.11 shall be payable only from amounts distributable by the Agent to such Bank.

         /section/2.12 GENERAL PROVISIONS AS TO LETTERS OF CREDIT.

                  (a) LIMITATION ON AGENT'S DUTY TO ISSUE. The Agent shall have no obligation to issue any Letter of Credit if the aggregate undrawn face amount of Letters of Credit outstanding, after giving effect to the issuance of such Letter of Credit, would exceed any limit imposed on the Agent or any Bank by, or if the issuance of such Letter of Credit would otherwise cause a violation of, Applicable Law or any regulatory directive, interpretation or request, to which the Agent or any Bank is subject.

                  (b) BORROWERS' OBLIGATIONS ABSOLUTE. The obligation of the Borrowers to reimburse the Agent for the account of the Banks for each drawing under a Letter of Credit and each payment under an Acceptance shall be irrevocable, shall not be subject to any qualification or exception whatsoever and shall be binding in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, the following circumstances:

                           (i) any lack of validity or enforceability of this
Agreement or any of the other Loan Documents;

                           (ii) the existence of any claim, set-off, defense or
right which either Borrower may have at any time against a beneficiary of any Letter of Credit or a payee of any Acceptance or any transferee of any Letter of Credit or Acceptance (or any person for whom any such transferee may be acting), the Agent, the Banks or any other Person, whether in connection with this Agreement, any Letter of Credit, any Acceptance, the transactions contemplated herein or any unrelated transactions;

                           (iii) any draft, certificate or any other document
presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient (unless, in each case, manifestly so) in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv) the surrender or impairment of any security for
the performance or observance of any of the terms of this Agreement or the other Loan Documents;

                           (v) any failure of the Agent to provide notice to the
Borrowers of any drawing under any Letter of Credit or any presentation of any Acceptance; or

                           (vi) the occurrence or continuance of any Default or
Event of Default.

                  (c) LIMITATION OF LIABILITY WITH RESPECT TO LETTER OF CREDIT. As among the Borrowers the Guarantors, the Banks, and the Agent, the Borrowers and the Guarantors assume all risks of the acts and omissions of, or misuse of any Letter of Credit by the beneficiaries of such Letter of Credit. Without limiting the foregoing, the Agent and the Banks shall not be responsible for:

                           (i) the form, validity, sufficiency, accuracy,
genuineness or legal effect of any draft, demand, application or other documents submitted by any party in connection with any Letter of Credit (but not including the Letter of Credit itself), even if such document should in fact prove to be in any and all respects invalid, insufficient, inaccurate, fraudulent or forged;

                           (ii) the validity, genuineness or sufficiency of any
instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part which may prove to be invalid or ineffective for any reason;

                           (iii) failure of the beneficiary of a Letter of
Credit to comply fully with the conditions required in order to draw upon such Letter of Credit to the extent that the documents presented in connection with a drawing manifestly comply with the terms of the Letter of Credit;

                           (iv) errors, omissions, interruptions or delays in
transmission or delivery of any messages by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;

                           (v) errors in interpretations of technical terms;

                           (vi) any loss or delay in the transmission or
otherwise of any document required to make a drawing under any Letter of Credit or with respect to the proceeds thereof;

                           (vii) the misapplication by the beneficiary of a
Letter of Credit or of the proceeds of any drawing or Acceptance under such Letter of Credit; or

                           (viii) any consequences arising from causes beyond
the control of Agent or the Banks, including, without limitation, any act or omission, rightfully or wrongfully of any present or future governmental authority.

None of the above circumstances shall affect, impair or prevent the vesting of any of the Agent's and the Banks' rights or powers under this /section/2.12.

                  (d) EXCULPATION. In furtherance and extension, and not in limitation, of the specified provisions set forth above, any action taken or omitted by the Agent under or in connection with any Letter of Credit, any Acceptance or any related documents, if taken or omitted in good faith, shall not expose the Agent or any Bank to any liability to either Borrower or either Guarantor or relieve either Borrower or either Guarantor of any of its obligations hereunder. The rights of the Agent set forth in this /section/2.12 are in addition to, and not exclusive of, the rights of the Agent set forth in any Letter of Credit Application.

         /section/2.13 LETTER OF CREDIT AND ACCEPTANCE PARTICIPATIONS.

                  (a) Simultaneously with the issuance by the Agent of any Letter of Credit or the creation by the Agent of any Acceptance, each Bank shall be deemed to have irrevocably and unconditionally purchased and received from the Agent, without recourse or warranty, an undivided interest and participation in such Letter of Credit or Acceptance, as the case may be, (including, without limitation, all obligations of the Borrowers with respect thereto) and any security therefor or Guaranty pertaining thereto, equal to such Bank's Proportionate Share of such Letter of Credit or Acceptance.

                  (b) Each of the Banks hereby irrevocably and unconditionally purchases and receives from the Agent, without recourse or warranty, an undivided interest and participation in the acceptances described on Schedule 2.13(b) (the "Pre-Existing Acceptances"), in the standby letters of credit described on Schedule 2.13(b) (the "Pre-Existing Standby Letters of Credit") and in the commercial letters of credit described on Schedule 2.13(b) (the "Pre-Existing Trade Letters of Credit"). On the Closing Date, Leumi shall pay to each Bank, such Bank's Proportionate Share of an Acceptance Commission in respect of each Pre-Existing Acceptance created by Leumi, calculated at a rate of 1.25% per annum for each day from and including the Closing Date to and excluding the stated maturity date of such Pre-Existing Acceptance. Each Bank shall be entitled to share in the fees payable pursuant to /section/2.11(b), and shall be liable to the Agent for the SBLC Issuance Servicing Fees, with respect to the Pre-Existing Standby Letters of Credit to the extent (but only to the extent) that such fees accrue on and after the Closing Date. On the Closing Date, the Agent shall pay to each Bank, such Bank's Proportionate Share of a fee equal to .150% of the aggregate undrawn face amount of the Pre-Existing Trade Letters of Credit, which shall serve as such Bank's share of any issuance fee with respect to the Pre-Existing Trade Letters of Credit. On and after the Agreement Date, the Pre-Existing Acceptances shall constitute Acceptances hereunder, including for purposes of /section/2.01, and the Pre-Existing Standby Letters of Credit and the Pre-Existing Trade Letters of Credit shall constitute Standby Letters of Credit hereunder and Trade Letters of Credit hereunder, respectively, including for purposes of /section/2.01. In the event of any conflict between the terms of this Agreement, on the one hand, and the terms of any acceptance request with respect to the Pre-Existing Acceptances or any letter of credit application or reimbursement agreement with respect to any of the Pre-Existing Standby Letters of Credit or any of the Pre-Existing Trade Letters of Credit, on the other hand, the terms of this Agreement shall control.

                  (c) Each Bank hereby agrees that it shall pay to the Agent, prior to 4:00 p.m. (Miami time) on the maturity date of each Acceptance or on the date of each Letter of Credit drawing, as the case may be, such Bank's Proportionate Share of such Letter of Credit drawing or Acceptance; PROVIDED, that if the Borrowers should pay in full or in part any Acceptance on its maturity date or any Letter of Credit drawing on the date thereof with its own funds or the proceeds of a Loan, the obligation of each Bank to pay to the Agent pursuant to this /section/2.13 with respect to such drawing or Acceptance shall be reduced by an amount equal to such Bank's Proportionate Share of such payment by the Borrowers that is received by the Agent. Amounts paid in excess of the net amount so owed shall promptly be refunded by the Agent to such Bank.

                  (d) The obligation of each Bank to pay to the Agent its Proportionate Share of each Acceptance payment or Letter of Credit drawing, or of the amount thereof not repaid by the Borrowers as described above, shall be irrevocable and unconditional, shall not be subject to any qualification or exception whatsoever and shall be binding in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, the following circumstances:

                           (i) any lack of validity or enforceability of this
Agreement or other Loan Document;

                           (ii) the existence of any claim, set-off, defense or
other right which either Borrower or any Bank may have at any time against the other, any transferee of any Acceptance (or any Person for whom any such transferee may be acting), the Agent, any Bank or any other Person, whether in connection with this Agreement, any Acceptance, the transactions contemplated herein or any unrelated transactions;

                           (iii) any draft or any other document presented under
this Agreement proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv) the surrender or impairment of any security for
the performance or observance of any of the terms of this Agreement (provided that nothing herein shall be construed to allow the Agent to surrender Collateral in violation of this Agreement without the consent of all the Banks); or

                           (v) the occurrence or continuance of any Default or
Event of Default.

                  (e) If any Bank shall fail to pay the amount of its participation in an Acceptance or Letter of Credit drawing on the date such amount is due in accordance with this /section/2.13, the Agent shall be deemed to have advanced funds in that amount on behalf of such Bank. Each such advance shall be secured by such Bank's participation interest, and the Agent shall be subrogated to such

Bank's rights hereunder in respect thereof. Such advance may be repaid by application by the Agent of any payment which such Bank is otherwise entitled to receive under this Agreement. Any amount not paid by such Bank to the Agent hereunder shall bear interest for each day from the day such payment was due until such payment shall be paid in full at a rate per annum equal to the Federal Funds Rate then in effect.

         /section/2.14 MANNER AND ALLOCATION OF PAYMENTS.

                  (a) Unless otherwise provided herein, all payments and deposits due by the Borrowers to the Banks or the Agent hereunder or under or with respect to the Notes, Acceptances or Letters of Credit, shall be made not later than 12:00 noon (Miami time) (or, in the case of payments by the Banks to the Agent, 4:00 p.m. (Miami time)), on the due date thereof, in Dollars and in funds immediately available to the Agent at the Agent's Office, for the account of, (a) in the case of amounts due to the Agent, the Agent, and (b) in the case of all other payments hereunder, the Banks' respective Lending Offices, without any deduction whatsoever, including, but not limited to, any deduction for any set-off, recoupment, counterclaim or Tax. Whenever any payment hereunder shall be due on a day which is not a Business Day, the date of such payment shall be extended to the next succeeding Business Day and any extension shall be included in computing interest and fees, if any, in connection with such payment. All payments received from the Borrowers shall be applied first against fees, commissions and other charges (other than interest) then due, next against interest then due and the remainder, if any, against outstanding principal.

                  (b) Each Borrower hereby irrevocably authorizes the Agent -- if and to the extent any payment is not made to the Agent when due hereunder or under any other agreement relating to any Extension of Credit, and any applicable grace period has expired -- to charge from time to time against a demand credit balance account in such Borrower's name (which such Borrower hereby agrees to maintain with the Agent) any amount so due even if doing so creates an overdraft. Any overdraft so created shall (to the extent permitted by applicable law) bear interest until paid in full at the Post-Default Rate and shall be due and payable, together with any accrued interest, immediately after being created.

/section/2.15 PAYMENT BY AGENT TO BANKS, ETC.

                  (a) Except as otherwise expressly stated in this Agreement, each payment received by the Agent from the Borrowers shall (before any distribution to any Bank) be allocated and applied by the Agent against any and all Obligations of any types (and any interest hereon) which are then due or past due hereunder to the Agent itself (in its capacity as Agent and not as a Bank hereunder) and, by way of deduction, any and all obligations of the Banks to the Agent (in such capacity) and shall then be distributed by the Agent by 4:00 p.m. (Miami time) on the day received in good funds by the Banks. The Agent shall give notice of any payment to be distributed to the Banks on a particular Business Day by 1:00 p.m. (Miami time) on such Business Day. All such distributions shall be paid by the Agent to or to the credit of each Bank in such manner as is reasonably requested in written instructions from such Bank.

                  (b) If any payment by or recovery whatsoever against the Borrowers (or either Borrower) hereunder or under any Note is made directly to or recovered directly by any Bank (rather than made to or recovered by the Agent), such Bank shall receive such payment or recovery in trust for all the Banks and shall immediately (without receiving any demand therefor) pay the full amount of such recovery or payment to the Agent to be allocated and distributed by the Agent (and applied by the Banks) as provided in /section/2.15(a). Notwithstanding any other provisions of this Agreement or of any Notes, the Borrowers hereby expressly acknowledge and agree that: (i) the recoveries against the Borrowers referred to in this /section/2.15(b) shall include all recoveries by any means whatsoever against either of the Borrowers or any assets of either of the Borrowers (including without limitation any recoveries by setoff against bank deposits, by settlement of lawsuits or by enforcement of judgments obtained by suit hereunder or under any Note); and (ii) for all purposes under this Agreement or any Note, any payment to or recovery by any Bank hereunder or under any Note shall effectively reduce the amounts (of principal, interest and other Obligations) otherwise owing or payable to such Bank hereunder (and/or under any Note) to the extent, and only to the extent, that the amounts owing or payable to such Bank are or would be reduced after such payment or recovery is remitted in full by such Bank to the Agent, as provided above in this /section/2.15, and is allocated by the Agent and distributed by it among the Banks as provided in /section/2.15. Notwithstanding any other provisions of this Agreement or of any Notes, all of the parties to this Agreement hereby expressly agree that any Bank receiving any payment from or making any recovery against either of the Borrowers or either of the Guarantors (or any asset of either of the Borrowers or either of the Guarantors) hereunder or under any Note shall be deemed to purchase (or, if necessary, shall in fact purchase) from any or all of the other Banks such participation, and only such participation (if any), in the Notes and participations payable to or held by such Banks as may be necessary, under Applicable Law, to give full effect to clause (ii) of this /section/2.15(b).

                  (c) If the Agent shall be required by any court, trustee or debtor-in-possession or other person to return any amount previously received by it in respect of the Obligations, each Bank shall, upon receipt of notice from the Agent, immediately pay over to the Agent such Bank's Proportionate Share of the amount to be returned.

         /section/2.16 WITHHOLDING TAXES. All payments provided for in this Agreement, any Note or any other Loan Document shall be made free and clear of any deductions for any present or future Taxes. If any Taxes are imposed or required to be withheld from any payment, the Borrowers shall (a) increase the amount of such payment so that each Bank will receive a net amount (after deduction of all Taxes) equal to the amount due to it hereunder and (b) pay all Taxes to the appropriate taxing authority for the account of the Banks and, as promptly as possible thereafter, send the Agent an original receipt showing payment thereof, together with such additional documentary evidence as the Agent may from time to time require. The Borrowers shall jointly and severally indemnify each Bank from and against any and all Taxes (irrespective of when imposed) and any related interest and penalties that may become payable by Bank as a consequence of the Borrowers' failure to perform any of its obligations under the preceding sentence.

         /section/2.17 WEEKLY RECONCILIATION. Notwithstanding the provisions of /section/2.15(a), until further notice from the Agent to the Banks, all payments of interest, fees or commissions received by the

Agent from the Borrowers during a particular Reporting Period shall be distributed to the Banks (after deduction of all Servicing Fees and other amounts then owing to the Agent) on the Business Day following the last day of such Reporting Period. Each such payment by the Agent to a Bank shall be made by electronically transferring the amount to be paid to such Bank's Lending Office.

         /section/2.18 CONCERNING JOINT AND SEVERAL LIABILITY OF THE BORROWERS.

         (a) Each of the Borrowers is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Banks under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each other Borrower to accept joint and several liability for the Obligations.

         (b) Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower with respect to the payment and performance of all the Obligations, it being the intention of the parties hereto that all of the Obligations shall be joint and several Obligations of both of the Borrowers without preferences or distinction among them.

         (c) If and to the extent that either Borrower shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrower will make such payment with respect to, or perform, such Obligation.

         (d) The Obligations of each of the Borrowers hereunder and under the other Loan Documents constitute full recourse Obligations of such Borrower enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

         (e) Except as otherwise expressly provided in this Agreement, each of the Borrowers hereby waives notice of acceptance of its joint and several liability, notice of any Extensions of Credit made under this Agreement, notice of any action at any time taken or omitted by the Agent or the Banks under or in respect of any of the Obligations, and, generally, to the extent permitted by Applicable Law, all demands, notices and other formalities of every kind in connection with this Agreement. Each of the Borrowers hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Banks at any time or times in respect of any default by either of the Borrowers in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Banks in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of either of the Borrowers. Without limiting the generality of the foregoing, each of the Borrowers assents to any other action or delay in acting or failure to act on the part of the Banks with respect to the failure by any of the Borrowers to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with any Applicable Law which might, but for the provisions of this /section/2.18, afford grounds for terminating, discharging or relieving either Borrower, in whole or in part, from any of its Obligations, it being the intent of each Borrower that so long as any of its Obligations remain unsatisfied, the Obligations of such Borrower shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each of the Borrowers shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, re-construction or similar proceeding with respect to either of the Borrowers or the Banks. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of either of the Borrowers or the Banks.

         (f) The provisions of this /section/2.18 are made for the benefit of the Banks and their successors and assigns, and may be enforced in good faith by them (or by the Agent on their behalf) from time to time against each Borrower as often as the occasion therefor may arise and without requirement on the part of the Banks first to marshall any of their claims or to exercise any of their rights against the other Borrower or to exhaust any remedies available to them against the other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this /section/2.18 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied and the commitments terminated. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Banks upon insolvency, bankruptcy or reorganization of either of the Borrowers, or otherwise, the provisions of this /section/2.18 will forthwith be reinstated in effect, as though such payment had not been made.

/section/3 CONDITIONS TO EXTENSIONS OF CREDIT

         /section/3.01 CONDITIONS TO INITIAL EXTENSION OF CREDIT. The obligation of each Bank and the Agent to make the initial Extension of Credit is subject to the receipt by the Agent of each of the following in form and substance satisfactory to the Agent:

                  (a) a certificate of the Secretary or an Assistant Secretary of each Borrower confirming the identity of the officers of such Borrower authorized to execute and deliver this Agreement, the Notes and the other documents required or contemplated hereunder to be executed or delivered by such Borrower, to which shall be attached copies of the resolutions and bylaws referred to in such certificate;

                  (b) a certificate of the Secretary or an Assistant Secretary of Windmere confirming the identity of the officers of Windmere authorized to execute and deliver the Windmere Guaranty and the other documents required or contemplated hereunder to be executed or delivered by Windmere, to which shall be attached copies of the resolutions and bylaws referred to in such certificate;

                  (c) a copy of the articles of incorporation of each Borrower and Windmere, certified (if possible) by the Secretary of State or other appropriate official of such Borrower's or Windmere's jurisdiction of incorporation;

                  (d) a good standing certificate with respect to New M-Tech Corporation and Windmere, issued as of a recent date by the Secretary of State or other appropriate official of the jurisdiction of such Borrower's or Windmere's incorporation;

                  (e) a favorable written opinion (addressed to the Agent and the Banks) of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., Miami, Florida, counsel for the Borrowers and the Guarantors, dated the Agreement Date or the Closing Date and covering such matters as the Agent or any Bank may request;

                  (f) a favorable written opinion (addressed to the Agent and the Banks) of Coudert Brothers, Hong Kong, counsel for Agent and the Banks, dated the Agreement Date or the Closing Date and covering such matters as the Agent or any Bank may request (including perfection of the Security Interests in accounts receivable owed to NewTech Hong Kong);

                  (g) a copy of each Governmental Approval;

                  (h) The Notes, each duly executed by the Borrowers and payable to the order of a Bank in a principal amount equal to such Bank's Proportionate Share of $10,000,000;

                  (i) a duly executed counterpart of this Agreement;

                  (j) a duly executed counterpart of the Security Agreement and a duly executed counterpart of the Debenture;

                  (k) a duly executed counterpart of the Newman Guaranty and a duly executed counterpart of the Windmere Guaranty;

                  (l) a duly executed counterpart of whatever agreement with Merrill Lynch Pierce Fenner & Smith the Agent requests to establish the Agent's control over the account in which the Eligible Securities are contained and confirmation that there exist Eligible Securities having an Eligible Securities Value of at least $1,200,000;

                  (m) the agreements of Kmart and Windmere required by the Security Agreement;

                  (n) an appointment by each of NewTech Hong Kong and Joel Newman of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., as its agent to receive service of process on its behalf in any State or Federal court located in the State of Florida and an acceptance by Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. of each such appointment;

                  (o) evidence of the issuance of all insurance policies required by the terms of the Loan Documents and of endorsements thereto naming the Agent as lender loss payee;

                  (p) duly executed assignments in favor of the Agent as agent for the Banks of the proceeds of the AAAA World SBLC and the proceeds of the Kmart SBLC, both duly acknowledged by the issuer of the applicable SBLC;

                  (q) the originals of the Windmere Notes, each duly endorsed to the Agent;

                  (r) executed copies of UCC-1 financing statements (or the equivalent) to be filed in each office necessary or, in the Agent's judgment, desirable to perfect the Security Interests and evidence of the payment of all taxes and fees required to be paid in connection with the filing thereof;

                  (s) evidence that whatever filings or other actions required to perfect the Security Interests under the law of Hong Kong have been made or taken;

                  (t) certified UCC-11, lien, judgment and tax search reports for each jurisdiction in which either Borrower is located or has inventory, showing no Liens or financing statements of record against either Borrower;

                  (u) a Borrowing Base Certificate as of a date not more than two Business Days prior to the Closing Date;

                  (v) whatever certificates and affidavits the Agent requests to establish that no Florida documentary stamp tax or intangible tax is or will be owing in connection with the Loan Documents and a Tax Indemnity Agreement executed by the Borrowers in favor of the Bank covering any liability for any such Tax;

                  (w) such other certificates, documents, instruments and opinions as the Agent shall reasonably request.

         /section/3.02 CONDITIONS TO EACH EXTENSION OF CREDIT. The obligation of each Bank and the Agent to make each Extension of Credit, including the initial Extension of Credit, is subject to the fulfillment of each of the following conditions to the reasonable satisfaction of the Banks:

                  (a) each of the Representations and Warranties shall, in the determination of the Banks in their reasonable discretion, be true and correct at and as of the time of such Extension of Credit, with and without giving effect to such Extension of Credit and to the application of the proceeds thereof, except those expressly stated to be made as of a particular date which shall be true and correct as of such date;

                  (b) no Default shall have occurred and be continuing at the time of such Extension of Credit, with or without giving effect to such Extension of Credit and to the application of the proceeds thereof;

                  (c) receipt by the Agent within a reasonable time after request by the Agent of such materials as may have been requested pursuant to /section/6.01(c);

                  (d) such Extension of Credit will not contravene any Applicable Law applicable to any of the Banks or the Agent;

                  (e) all legal matters incident to such Extension of Credit and the other transactions contemplated by this Agreement shall be reasonably satisfactory to counsel for the Agent;

                  (f) no Federal tax liens or other Liens (besides the Security Interests) shall have been filed against the property of either Borrower;

                  (g) no limitation set forth in /section/2.01 will be exceeded after such Extension of Credit is made; and

                  (h) the Agent shall have received such other approvals, consents and documents as it may reasonably request.

         Each Notice of Borrowing under /section/2.03 and Letter of Credit Application under /section/2.09 shall constitute a Representation and Warranty by the Borrowers, made as of the time of the making of such Extension of Credit, that the conditions specified in clauses (a) and (b) have been fulfilled as of such time, unless a notice to the contrary specifically captioned "Disclosure Statement" is received by the Agent from the Borrowers prior to 5:00 p.m. (Miami time), on the Business Day preceding the date of the requested Extension of Credit. To the extent that the Banks agree to make any Extension of Credit after receipt of a Disclosure Statement in accordance with the preceding sentence, the Representations and Warranties pursuant to the preceding sentence will be deemed made as modified by the contents of such statement and repeated at the time of the making of such Extension of Credit as so modified. Any such modification shall be effective only for the occasion on which the Banks elect to make such Extension of Credit, and unless expressly agreed by the Banks in writing to the contrary, shall not be deemed a waiver or modification of any condition to any future Extension of Credit.

/section/4 CERTAIN REPRESENTATIONS AND WARRANTIES OF BORROWERS

        In order to induce the Banks and the Agent to enter into this Agreement and to make Extensions of Credit, each Borrower represents and warrants to the Agent and the Banks as follows:

         /section/4.01 ORGANIZATION: POWER; QUALIFICATION: The Borrowers are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, have the corporate power and authority to own their respective properties and to carry on their respective businesses as now being and proposed to be conducted hereafter and are duly qualified and are in good standing, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and is not reasonably likely to have a Materially Adverse Effect upon the Borrowers taken as a whole. New M-Tech owns 100% of the outstanding Capital Securities of NewTech Hong Kong and has the unrestricted right to vote, and (subject to limitations imposed by Applicable
Law) to receive dividends and distributions on, all of the issued and outstanding shares of the Capital Securities of New Tech Hong Kong, and all such shares of Capital Securities have been duly authorized and issued and are fully paid and nonassessable. The Guarantors each own 50% of the Capital Securities of New M-Tech. NewTech International Corporation, whose stock is wholly owned by Joel Newman, is inactive and has no assets. Other than each other, New Tech International Corporation and the Guarantors, neither Borrower has any Affiliates.

         /section/4.02 AUTHORIZATION AND COMPLIANCE OF AGREEMENT, NOTES AND EXTENSIONS OF CREDIT. Such Borrower has the corporate power, and has taken all necessary corporate (including stockholder, if necessary) action to authorize it to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms, to borrow hereunder, to request the issuance of Letters of Credit hereunder, and to incur its other obligations under this Agreement and each of the other Loan Documents to which it is a party. Each of this Agreement and the other Loan Documents delivered on the Agreement Date has been duly executed and delivered by such Borrower and is, and each Letter of Credit Application when executed and delivered by such Borrower will be, a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms. The execution, delivery and performance of this Agreement and the other Loan Documents by such Borrower in accordance with their respective terms, and the incurring of obligations thereunder by such Borrower, do not and will not (a) require (i) any Governmental Approval or (ii) any consent or approval of the stockholders of such Borrower that has not been obtained, (b) violate or conflict with, result in a breach of, or constitute a default under, (i) any Contract to which such Borrower or any Subsidiary is a party or by which any of them or any of their respective properties may be bound, (ii) any Applicable Law or (iii) such Borrower's charter or bylaws, or (c) result in or require the creation of any Lien upon any assets of such Borrower or any Subsidiary.

         /section/4.3 LITIGATION. Except as set forth on Schedule 4.03, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings, pending or probable (nor, to the knowledge of such Borrower, is there any basis therefor) against or in any other way relating to or affecting (a) such Borrower, any Subsidiary or the business or any property of such Borrower or any Subsidiary, except actions, suits or proceedings that, if adversely determined, would not, (i) singly result in liability more than $250,000 above the amount of insurance coverage in effect with respect thereto or (ii) in the aggregate for the Borrowers result in liability more than $250,000 above the amount of insurance coverage in effect with respect thereto or (iii) singly or in the aggregate otherwise have a Materially Adverse Effect on (a) the Borrowers taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents.

         /section/4.04 BURDENSOME PROVISIONS. Such Borrower is not a party to or bound by any Contract or Applicable Law that could have a Materially Adverse Effect on (i) such Borrower or such

Borrower and its Subsidiaries, taken as a whole, or (ii) this Agreement or any of the other Loan Documents.

         /section/4.05 NO ADVERSE CHANGE OR EVENT. Since March 31, 1997, no change in the business, assets, liabilities, financial condition, results of operations or business prospects of such Borrower or any Subsidiary has occurred, and no event has occurred or failed to occur, which has had or might have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) such Borrower or such Borrower and its Subsidiaries, taken as a whole, or (b) this Agreement or any other Loan Document. (In determining whether an adverse change has occurred, it is understood that such an adverse change may have occurred, and such an event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default shall have occurred and be continuing.)

         /section/4.06 NO ADVERSE FACT. No fact or circumstance is known to such Borrower as of the Agreement Date which, either alone or in conjunction with all other such facts and circumstances, has had or might in the future have (so far as such Borrower can foresee) a Materially Adverse Effect upon such Borrower or on this Agreement or any other Loan Documents, that has not been set forth or referred to in the financial statements referred to in /section/6.02(a) or in a writing specifically captioned "Disclosure Statement" and delivered to the Agent prior to the Agreement Date. If a fact or circumstance disclosed in such financial statements or Disclosure Statement, or if an action, suit or proceeding disclosed in Schedule 4.03, should in the future have a Materially Adverse Effect upon such Borrower or upon this Agreement or any other Loan Documents, such Materially Adverse Effect shall be a change or event subject to /section/4.05 notwithstanding such disclosure.

         /section/4.07 TITLE TO PROPERTIES. Such Borrower has title to its respective properties reflected on the financial statements referred to in /section/6.02(a) subject to no Liens or adverse claims except as disclosed thereon.

         /section/4.08 ENVIRONMENTAL MATTERS. Except as disclosed on Schedule 4.08, such Borrower has not received notice to the effect that its respective operations are (a) not in material compliance with any of the requirements of any applicable federal, state or local environmental, health and safety statute or regulation or (b) the subject of any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment or the workplace or the use of any such substance in any of its products or manufacturing operations, which noncompliance or remedial action could have a Materially Adverse Effect on such Borrower or such Borrower and its Subsidiaries, taken as a whole.

         /section/4.09 DEBT. All agreements relating to Debt of such Borrower, or commitments or agreements to permit such Borrower to incur Debt (other than any Loan Document), are listed on Schedule 4.09.

         /section/4.10 PATENTS, TRADEMARKS, ETC. Such Borrower owns, or is licensed or otherwise has the lawful right to use, all Marks, technology, know-how and processes ("Intellectual Property") used in or necessary for the conduct of its business as currently, or contemplated to be, conducted. The use of such Intellectual Property by such Borrower does not infringe on the rights of any Person.

         /section/4.11 SOLVENCY. Such Borrower hereby (i) acknowledges receipt of fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder, in each case for the benefit of the Agent and the Banks,
(ii) represents and warrants that, after giving effect to the incurrence of such obligations and the acquisition of the rights obtained hereunder, the present fair saleable value of its assets exceeds its liabilities and that it retains sufficient capital to meet the reasonably anticipated needs and risks of its ongoing business, and (iii) represents and warrants that, after giving effect to the incurrence of such obligations and the acquisition of such rights, it has not incurred, nor is it obligated for, debts beyond its ability to pay such debts as they mature, and that the present fair saleable value of its assets is greater than that needed to pay its probable existing debts as they become due.

         /section/4.12 SECURITY INTERESTS. The Security Interests are all valid, perfected, first-priority security interests securing all the Obligations.

         /section/4.13 CERTAIN CONTRACTS. The Kmart Contract, the WCI License Agreement, the AAAA World SBLC, and the Kmart SBLC are in full force and effect and no default has occurred under any of them on the part of either Borrower nor, to such Borrower's knowledge, by any other party thereto. Such Borrower is in full compliance with all agreements and conditions of the Kmart Contract and the WCI License Agreement. To such Borrower's knowledge, no default has occurred under either Windmere Note. No prepayment of principal has been made under either Windmere Note.

/section/5 COVENANTS

        So long as (i) any Acceptance Obligation or Letter of Credit Obligation is outstanding (ii) any indebtedness or obligation is outstanding under this Agreement or any Loan Document or (iii) the Banks or the Agent shall have any obligation to make any Extension of Credit,

         A. AFFIRMATIVE COVENANTS. Each Borrower shall:

         /section/5.01 PRESERVATION OF EXISTENCE AND PROPERTIES, SCOPE OF BUSINESS, COMPLIANCE WITH LAW, PAYMENT OF TAXES AND CLAIMS. (a) Preserve and maintain its corporate existence and all of its other franchises, licenses, rights and privileges, (b) preserve, protect and obtain all Marks, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, (c) engage only in the manufacture, importation, distribution (within the same distribution network) and warehousing of consumer electronics products and appliances and other consumer products, (d) comply with all Applicable Laws, (e) pay or discharge when due (or as permitted by the Security Agreement) all Taxes owing by it or imposed upon its property (for the purposes of this clause, such Taxes shall be deemed to be due on the date after which they become delinquent), and all liabilities which might become a Lien on any of its properties and (f) take all action and obtain all consents and Governmental Approvals required so that its obligations hereunder will at all times be valid and binding and enforceable in accordance with their respective terms.

         /section/5.02 INSURANCE. Maintain insurance with responsible insurance companies against such risks and in such amounts as iS customarily maintained by similar businesses, as may be required by the Security Documents or by Applicable Law, or as may be reasonably requested by the Agent.

         /section/5.03 USE OF PROCEEDS. Use any Extension of Credit only for the manufacture, purchase, importation or shipment in or froM abroad of inventory, for refinancing indebtedness of the Borrowers to Leumi existing as of the Closing Date and for paying Reimbursement Obligations. None of the proceeds of any of the Extensions of Credit shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by the Agent, the Borrowers shall furnish to the Agent statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U.

         B. NEGATIVE COMMENTS Each Borrower shall not, directly or indirectly:

         /section/5.04 GUARANTIES. Become or remain liable with respect to any guaranty of any liability of any other Person excepT pursuant to this Agreement.

         /section/5.05 LIENS. Create, assume or incur, or permit or suffer to exist or to be created, assumed or incurred, any LieN upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except for the security interests created by the Security Documents.

         /section/5.06 MERGER AND CONSOLIDATION. Merge into or consolidate with any Person, PROVIDED that, with the approval of the Required Banks (whicH will not be unreasonably withheld) such Borrower may merge into Windmere or a Subsidiary of Windmere provided that, in conjunction therewith, the Loan Documents are modified as reasonably requested by the Required Banks to take account of the merger, there are taken whatever steps the Required Banks consider necessary or advisable to continue perfection of the Security Interests and otherwise protect the value thereof, and, if the merger is into a Subsidiary of Windmere and the Banks all agree to release the Newman Guaranty, the limitation of liability contained in the Windmere Guaranty is doubled.

         /section/5.07 TRANSACTIONS WITH AFFILIATES. Effect any transaction with any Affiliate (except for transactions among the Borrowers involvinG inventory at not less than cost) on a basis less favorable to such Borrower than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party.

         /section/5.08 TAXES OF OTHER PERSONS. (a) File a consolidated tax return with any other Person other than the other Borrower, or (b) except aS required by Applicable Law pay any Taxes owing by any Person other than the Borrowers.

         /section/5.09 LIMITATION ON RESTRICTIVE COVENANTS. Enter into any Contract, or otherwise create or cause or permit to exist or become effective anY consensual restriction, limiting the ability (whether by covenant, event of default or otherwise) of any of its Subsidiaries to (a) pay dividends or make any other distributions on shares of its capital stock held by such Borrower or any of its Subsidiaries, (b) pay any obligation owed to such Borrower or any of its Subsidiaries, (c) make any loans or advances to or investments in such Borrower or in any of its Subsidiaries, (d) transfer any of its property or assets to such Borrower or any of its Subsidiaries, or (e) create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom.

         /section/5.10 CHANGE OF CONTROL OR MANAGEMENT. Permit any Change of Control or Change of Management.

         /section/5.11 DEBT. Create, incur, assume or suffer to exist any Debt, other than:

                  (a) Debt arising under this Agreement or the other Loan Documents,

                  (b) Capital leases in an aggregate amount not exceeding $250,000 for both of the Borrowers together,

                  (c) Trade debt incurred in the ordinary course of its business as conducted as of the Agreement Date, and

                  (d) Debt incurred to purchase equipment in an aggregate amount not exceeding $250,000 for both of the Borrowers together.

         /section/5.12 MINIMUM CONSOLIDATED TANGIBLE NET WORTH. Without the prior written consent of the Required Banks, permit Consolidated Tangible Net Worth to bE less than $6,500,000 at any time before December 31, 1997 or $14,000,000 at any time on or after December 31, 1997.

         /section/5.13 ENVIRONMENTAL MATTERS. (a) Fail to be in material compliance with all requirements of applicable federal, state or locaL environmental, health and safety statutes and regulations or (b) be the subject of any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment or the workplace or the use of any such substance in any of its products or manufacturing operations, which noncompliance or remedial action could have a Materially Adverse Effect on such Borrower and its Subsidiaries, taken as a whole.

         /section/5.14 LIMITATION ON INVESTMENTS. Without the prior written consent of the Required Banks, make any advances, loans or other extensionS of credit to, or equity or other investments in, any Person or Persons that exceed the aggregate amount of $500,000.

         /section/5.15 REMITTANCE OF OVERSEAS RECEIPTS. Promptly transfer to an account of such Borrower maintained with a commercial bank in the United StateS all amounts collected by it outside the United

States on accounts receivable other than, in the case of NewTech Hong Kong, an amount (not to exceed $200,000 at any time) required from time to time to operate its Hong Kong office.

         /section/ 5.16 FICTITIOUS NAMES. Issue invoices for its accounts and otherwise do business in or under any fictitious name.

         /section/6 INFORMATION

         /section/6.01 FINANCIAL STATEMENTS AND INFORMATION TO BE FURNISHED. So long as (i) any Loan, Acceptance Obligation or Letter of Credit Obligation is outstanding, (ii) anY other indebtedness or obligation is outstanding under this Agreement or any of the other Loan Documents or (iii) the Banks or the Agent shall have any obligation to make an Extension of Credit, the Borrowers shall furnish to each Bank:

                  (a) MONTHLY FINANCIAL STATEMENTS; OFFICER'S CERTIFICATE. As soon as available and in any event within 30 days after the end of each month in each fiscal year of the Borrowers:

                           (i) consolidated balance sheets of the Borrowers as
at the end of such month and an individual statement of income and retained earnings of each Borrower for such month and the elapsed portion of the year ended with the last day of such month, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year;

                           (ii) a certificate of an authorized officer of the
Borrower in the form of Exhibit D-1.

                  (b) YEAR-END STATEMENT; ACCOUNTANTS' AND OFFICER'S CERTIFICATES. As soon as available and in any event within 90 days after the end of each fiscal year of the Borrowers:

                           (i) consolidated and consolidating balance sheets of
the Borrowers and the as at the end of such fiscal year and related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrowers for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year;

                           (ii) a report of Ernst & Young, or other independent
certified public accountants of recognized standing satisfactory to the Agent, on such of the consolidated financial statements referred to in clause (i) as are consolidated financial statements, which report shall be unqualified as to scope of audit and shall state that, based upon an audit conducted in accordance with generally accepted auditing standards, such consolidated financial statements present fairly, in all material respects, the consolidated financial condition of the Borrowers as at the end of such fiscal year, and the consolidated results of operations and cash flows of the Borrowers for such fiscal year in accordance with Generally Accepted Accounting Principles consistently applied since the date of the financial statements referred to in /section/6.02(a);

                           (iii) a certificate of such accountants addressed and
in form and substance satisfactory to the Agent (A) confirming that (1) the Borrowers are authorized to deliver the report referred to in clause (ii) to the Banks pursuant to this Agreement and (2) it is their understanding that the Banks are relying on such report and such certificate, and (B) stating they have caused this Agreement and the other Loan Documents to be reviewed and that, in making the examination necessary for their report on such consolidated financial statements, nothing came to their attention that caused them to believe that, as of the date of such financial statements, any Default exists or, if such is not the case, specifying such Default and its nature, when it occurred and whether it is continuing; and

                           (iv) a certificate of the president or chief
financial officer of the Borrowers in the form of Exhibit D-2.

                  (c) ADDITIONAL MATERIALS.

                           (i) Promptly upon receipt thereof, copies of any
management letters submitted to either Borrower, or the Board of Directors of either Borrower, by its independent certified public accountants;

                           (ii) Promptly upon the sending thereof, copies of all
notices, reports and other communications from either Borrower to any of its shareholders or securities holders;

                           (iii) Promptly upon the filing thereof, copies of all
registration statements and all annual, quarterly, monthly and other reports which either Borrower may file with the Securities and Exchange Commission;

                           (iv) Promptly upon either Borrower's becoming aware
thereof, notice of each federal statutory Lien, tax or other state or local government Lien or other Lien (other than the Security Interests) filed against the property of either Borrower;

                           (V) Within 10 Business Days after the end of every
month, a schedule of each Borrower's inventory certified by an authorized officer of such Borrower and indicating, with respect to any such inventory, the location thereof (whether in a warehouse specified in the schedule, or in transit);

                           (vi) Within 10 Business Days after the end of every
month, a report of each Borrower's receivable agings certified by an authorized officer of such Borrower;

                           (vii) On the 10th day of each month (or, if the Agent
or the Required Banks so request, on a more frequent basis) a Borrowing Base Certificate;

                           (viii) With the financial statements referred to in
/section/6.01(b), projections for eacH Borrower's balance sheet and profit and loss statement for the next fiscal year, with monthly details;

                           (ix) On the dates indicated in the Guaranties,
whatever financial statements and information the Guarantors are required to furnish to the Agent or the Banks;

                           (x) From time to time and within a reasonable time
after request of the Agent or any Bank, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding this Agreement, any Extension of Credit or any Loan Document or any transaction contemplated thereby, or the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrowers or the Guarantors, as the Agent or the Required Banks may reasonably request, in each case in form and substance and certified in a manner reasonably satisfactory to the Required Banks.

                  (d) NOTICE OF DEFAULTS, LITIGATION AND OTHER MATTERS. Prompt notice of: (i) any Default; (ii) any change or event referred to in /section/ 4.05; (iii) anY event or condition referred to in clauses (i) through and including (vii) of /section/7.01(h), whether or not such evenT or condition shall constitute an Event of Default; (iv) the commencement of any action, suit or proceeding or investigation in any court or before any arbitrator of any kind or by or before any governmental or non-governmental body against or in any other way relating adversely to or affecting (A) either Borrower, either Guarantor or any of their respective businesses or properties, that, if adversely determined, (1) singly would result in liability more than $250,000 or, in the case of Windmere or any of its Subsidiaries, $1,000,000, not covered by insurance; or (2) in the aggregate for the Borrowers and the Guarantors and their respective Subsidiaries, taken as a whole, would result in liability more than $500,000 (or $1,500,000 not covered by insurance if liability of Windmere is involved) or (3) otherwise might, singly or in the aggregate, have a Materially Adverse Effect on either Borrower, or (B) this Agreement or the other Loan Documents or any transaction contemplated hereby or thereby; (v) any amendment of the certificate of incorporation or bylaws of either Borrower or Windmere; (vi) any default by New M-Tech or the other party thereto under the Kmart Contract or the WCI License Agreement; (vii) any default by Windmere under either Windmere Note; and (viii) any significant development in the lawsuits described in Schedule 4.03.

         /section/6.02 ACCURACY OF FINANCIAL STATEMENTS AND INFORMATION.

                  (a) HISTORICAL FINANCIAL STATEMENTS. Each Borrower hereby represents and warrants to the Banks and the Agent: (i) that the financial statements listed on /section/6.02, are complete and correct and present fairly, in accordance with GenerallY Accepted Accounting Principles consistently applied throughout the periods involved, the consolidated financial position of the Borrowers as at their respective dates and the consolidated results of operations, retained earnings and, as applicable, the changes in financial position or cash flows of the Borrowers for the respective periods to which such statements relate, and (ii) that, except as disclosed or reflected in such financial statements or in Schedule 4.03, as at March 31, 1997, neither Borrower has any liabilities, contingent or otherwise, nor any unrealized or anticipated losses, that, singly or in the aggregate, have had or might have a Materially Adverse Effect on either Borrower.

                  (b) FUTURE FINANCIAL STATEMENTS. All financial statements delivered pursuant to /section/6.01(a) or (b), shall be complete and correct and present fairly, in accordance with Generally

Accepted Accounting Principles consistently applied, the consolidated financial position of the Borrowers, as at their respective dates and the consolidated results of operations, retained earnings, and consolidated cash flows of the Borrowers for the respective periods to which such statements relate, and the furnishing of the same to the Banks shall constitute a representation and warranty by each Borrower made on the date the same are furnished to the Banks to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither Borrower had any liability, contingent or otherwise, nor any unrealized or anticipated loss, that, singly or in aggregate, has had or might have a Materially Adverse Effect on either Borrower.

                  (c) HISTORICAL INFORMATION. Each Borrower hereby represent and warrants to the Banks and the Agent that all Information furnished to the Banks or the Agent by or on behalf of either Borrower prior to the Agreement Date in connection with or pursuant to this Agreement and the relationship established hereunder, at the time the same was so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any such prepared in the ordinary course of business, was complete and correct in the light of the purpose prepared, and, in the case of any such the preparation of which was requested by the Agent, was complete and correct in all material respects to the extent necessary to give the Banks true and accurate knowledge of the subject matter thereof, (ii) did not contain any untrue statement of a material fact, and (iii) did not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

                  (d) FUTURE INFORMATION. All Information furnished to the Banks or the Agent by or on behalf of the Borrowers, on and after the Agreement Date in connection with or pursuant to this Agreement or in connection with or pursuant to any amendment or modification of, or waiver under, this Agreement, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such date, (i) in the case of any such prepared in the ordinary course of business, be complete and correct in the light of the purpose prepared, and, in the case of any such required by the terms of this Agreement or the preparation of which was requested by the Banks, or the Agent, be complete and correct in all material respects to the extent necessary to give the Banks true and accurate knowledge of the subject matter thereof, (ii) not contain any untrue statement of a material fact, and (iii) not omit to state a material fact necessary in order to make the statements contained therein not misleading, and the furnishing of the same to the Banks or the Agent shall constitute a representation and warranty by each Borrower made on the date the same are furnished to the Banks or the Agent to the effect specified in clauses
(i), (ii) and (iii).

                  (e) CHANGE IN FISCAL YEAR. Neither Borrower shall change its fiscal year without the consent of the Agent and the Required Banks.

         /section/6.03 ADDITIONAL COVENANTS RELATING TO DISCLOSURE. From the Agreement Date until the Termination Date, each Borrower shall:

                  (a) ACCOUNTING METHODS AND FINANCIAL RECORDS. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to /section/6.01(a) and (b) and (ii) the determination of such Borrower's compliancE with the terms of this Agreement and the other Loan Documents.

                  (b) VISITS AND INSPECTIONS. Permit representatives (whether or not officers or employees) of the Agent or any of the Banks, from time to time, as often as may be reasonably requested, but only during normal business hours, to (i) visit and inspect any properties of such Borrower, (ii) inspect and make extracts from their books and records, including but not limited to management letters prepared by such Borrower's independent accountants, (iii) discuss with their principal officers and their independent accountants their respective businesses, assets, liabilities, financial conditions, results of operations and business prospects and (iv) inspect and audit the Collateral and the premises upon which any of the Collateral is located, and verify the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral. In the event that any of the Collateral is under the exclusive control of any third party, such Borrower shall cause such parties to make such inspection rights available to the Agent.

/section/7 DEFAULT

         /section/7.01 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default, whatever the reason for sucH event and whether it shall be voluntary or involuntary, or within or without the control of the Borrowers or the Guarantors, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or quasi-governmental body:

                  (a) The Borrowers shall fail to pay any amount (i) in respect of principal when and as due (whether at maturity, by reason of notice of prepayment, acceleration or otherwise) in accordance with the terms of this Agreement and the Notes; or (ii) in respect of interest, discount, commitment or other fee, commission, or other charge due under this Agreement or any other Loan Document when and as due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) in accordance with the terms of this Agreement or such other Loan Documents, and such failure shall continue for five Business Days; or

                  (b) Any Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made; or

                  (c) Either Borrower or either Guarantor shall default in the performance or observance of:

                           (i) any term, covenant, condition or Agreement
contained in /section/ 5.01(a) (insofar as such Section requires the preservation of the corporate existence of each Borrower), /section/5.02 through /section/5.14, or /section/6.01(d) or /section/6.03(b); or

                           (ii) any term, covenant, condition or agreement
contained in this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this /section/7.01 specifically dealt with) or any other Loan Document and such default shall continue unremedied for a perioD of 20 days after it initially occurs; or

                  (d) Either Borrower shall fail to pay, in accordance with its terms and when due and payable, the principal of or interest on any Debt having an aggregate outstanding balance in excess of $100,000 (other than the Obligations), or the maturity of any such Debt, in whole or in part, shall have been accelerated, or any such Debt, in whole or in part, shall have been required to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Debt or, if any event shall have occurred and be continuing that, with the passage of time or the giving of notice or both, would permit any holder or holders of such Debt, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment; or

                  (e) A default shall occur and be continuing under any Contract (other than a Contract relating to Debt to which clause (d) of this /section/7.01 is applicable) binding upon either Borrower, except such a default that, together with all other such defaults, has not had and will not have a Materially Adverse Effect on (i) either Borrower or the Borrowers taken as a whole or (ii) the Loan Documents or the Obligations; or

                  (f) (i) Either Borrower or either Guarantor shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect) or under any other bankruptcy or insolvency law of any jurisdiction ,
(B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action for the purpose of effecting any of the foregoing; or

                           (ii) A case or other proceeding shall be commenced
against either Borrower or either Guarantor in any court of competent jurisdiction seeking (A) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or
(B) the appointment of a trustee, receiver, custodian, liquidator or the like of either Borrower or either Guarantor of all or any substantial part of the assets, domestic or foreign, of either Borrower or either Guarantor or, and, in each case, such case or proceeding shall continue undismissed or unstayed for a period of 60 days, or an order granting the relief requested in such case or proceeding against either Borrower or either Guarantor (including, but not limited to, an order for relief under such Federal bankruptcy laws) shall be entered; or

                  (g) (i) A judgment or order for the payment of money in an amount that (A) individually, exceeds by $100,000 (or, in the case of one against Windmere, $1,500,000) or (B) when aggregated with all other unpaid judgments outstanding against either Borrower or either Guarantor, exceeds by $200,000 (or, if one against Windmere is included, $1,600,000) the amount of insurance coverage applicable thereto shall be entered against either Borrower, either Guarantor or any Subsidiary of any of them by any court, and (ii) either
(A) such judgment or order shall continue undischarged and/or unbonded or unstayed for a period of 30 days or (B) enforcement proceedings shall have been commenced upon such judgment or order; or

                  (h) (i) Any Termination Event shall occur, (ii) any Person shall engage in any Prohibited Transaction involving any Plan, (iii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Plan, (iv) either Borrower or any ERISA Affiliate of either Borrower shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to a multi-employer plan (as defined in ERISA Section 4001(a)(3)) as a result of such Borrower's or such Affiliate's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) from such Plan, (v) such Borrower or any ERISA Affiliate shall fail to pay when due any amount that is payable by it to the PBGC or to a Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any Plan against either Borrower or any ERISA Affiliate to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, or (vii) any other event or condition shall occur with respect to a Plan, except that no event or condition referred to in any of the clauses (i) through (vii) shall constitute an Event of Default if it, together with all other events or conditions at the time existing, has not subjected, or in the reasonable determination of the Required Banks would not subject, either Borrower or any of its Subsidiaries to any liability that, alone or in the aggregate with all such liabilities, would have a Materially Adverse Effect on either Borrower or the Borrowers and their Subsidiaries taken as a whole; or

                  (i) Any Security Interest shall fail or cease to be fully perfected, enforceable in accordance with its terms, and prior to the rights of all third parties; or

                  (j) Any material provision of any Loan Document, or any portion of any obligation for the payment of money under any Loan Document, shall fail or cease to be in full force and effect, or either Borrower or either Guarantor shall make any written statement or bring any action challenging the enforceability or binding effect of any of the Loan Documents or any of the Security Interests; or

                  (k) Any other event which is likely to have a Materially Adverse Effect on either Borrower or either Guarantor, or on this Agreement, the other Loan Documents or the Obligations shall occur; or

                  (l) The death or dissolution of either Borrower or either Guarantor shall occur; or

                  (m) Any Change of Control or Change of Management shall occur; or

                  (n) The Kmart Contract or the WCI License Agreement shall fail or cease to be in full force and effect or the Borrowers shall be prevented from using the White-Westinghouse or Double W trademarks; or

                  (o) Either Borrower shall engage in any conduct or activity that is illegal.

         /section/7.02 REMEDIES UPON EVENT OF DEFAULT.Upon and at any time after occurrence of any Event of Default (other than one specified in /section/7.01(f)) And in every such event, the Agent may and, if requested by the Required Banks, shall do any or all of the following: (a) declare, in whole or, from time to time, in part, the principal of, interest on and any other components of the Obligations to be, and the same shall thereupon become, due and payable to the Banks, (b) demand in writing that the Borrowers deposit with the Agent, at once and in full, an amount sufficient to reimburse the Agent and the Banks for all outstanding Acceptance Obligations and Letter of Credit Obligations, which amount shall be immediately due and payable by the Borrowers, and to the extent paid by the Borrowers shall constitute a prepayment under this Agreement, and (c) terminate, in whole or, from time to time, in part, each Bank's Commitment and the Agent's obligations hereunder. Upon the occurrence of an Event of Default specified in /section/7.01(f), automatically and without any notice, (a) the Obligations shall be due and payable in full, including, without limitation, all outstanding Acceptance Obligations and Letter of Credit Obligations, (b) each Bank's Commitment shall terminate, and (c) the Agent's obligations hereunder shall terminate. Presentment, demand, protest, notice of intent to accelerate and all other notices of any kind are hereby expressly waived. The remedies specified in this /section/7.02 shall be in addition to and not in limitation of the remedies set fortH elsewhere herein and in the other Loan Documents.

/section/8 CHANGES IN CIRCUMSTANCES

         /section/8.01 MANDATORY SUSPENSION AND CONVERSION OF LOANS. Any Bank's obligations to make or maintain Loans or convert into LIBOR Rate Loans shall be suspended, all outstanding LIBOR Rate Loans shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (b) below, on the last day such Bank may lawfully continue to maintain Loans of that type or, in the case of clause (c) below, the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making of or conversion into Loans of that type shall be deemed requests for, Reference Rate Loans, if:

                  (a) on or prior to the determination of an interest rate for a LIBOR Rate Loan for any Interest Period, the Agent determines that for any reason appropriate quotations are not available to it in the London interbank market for purposes of determining the LIBOR Rate, or that such Rate would not accurately reflect the cost to such Bank of making, maintaining or converting into a LIBOR Rate Loan for such Interest Period;

                  (b) at any time such Bank determines that any Regulatory Change makes it unlawful or impracticable for such Bank to make or maintain any LIBOR Rate Loan, or to comply with its obligations hereunder in respect thereof; or

                  (c) such Bank determines that by reason of any Regulatory Change it is restricted, directly or indirectly, in the amount which it may hold of (1) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to LIBOR Rate Loans is directly or indirectly determined, or (2) the category of assets which includes LIBOR Rate Loans.

        The Agent or any such Bank, as the case may be, shall promptly notify the Borrowers and the other parties to this Agreement of any circumstances that would make the provisions of this /section/8.01 applicable, but the failurE to give any such notice shall not affect such Bank's rights hereunder.

         /section/8.02 REGULATORY CHANGES. If any Regulatory Change:

                  (a) shall subject the Agent or any Bank to any Tax, duty or other charge determined by the Agent, or such Bank, as the case may be, to be applicable to any Extension of Credit, to its obligation to make or maintain any such Extension of Credit, or to this Agreement, any Note or any other Loan Document, or shall, in the determination of the Agent or such Bank, change the basis of taxation of payments to such Bank or the Agent or the principal of or interest on any Loan or of any other amounts payable under this Agreement in respect of any Loan or its obligation to make or maintain any Loan; or

                  (b) shall impose, increase, modify or deem applicable any reserve, special deposit, assessment, capital adequacy or other requirement or condition against assets of, deposits with or to the account of, Extensions of Credit by, or the Commitment or obligations of, any Bank, or the Agent, or shall impose on the Agent or such Bank or on any relevant interbank market for Dollars, any condition; and the result of the foregoing, in the determination of the Agent or such Bank, as the case may be, is (x) to reduce the amount of any sum received or receivable by such Bank with respect to any Loan or the return to be earned by the Agent or such Bank on any Extension of Credit, (y) to impose a cost or increase any existing cost on the Agent or such Bank, as the case may be, or any parent company of the Agent or such Bank, that is attributable to the making or maintaining of any Extension of Credit or its Commitment or its obligation to make any Extension of Credit, or (z) to require the Agent or such Bank, or any parent company of the Agent or such Bank, to make any payment on or calculated by reference to the gross amount of any amount received by it hereunder or under any Note, then, within 15 days after request by the Agent or such Bank, the Borrowers shall pay to the Agent or such Bank such additional amount or amounts as the Agent or such Bank determines will compensate it for such reduction, increased cost or payment. The Agent or any such Bank, as the case may be, will promptly notify the Borrowers of any Regulatory Change of which it has knowledge which will entitle the Agent or such Bank to compensation pursuant to this /section/8.02, but the failure to give such notice shall not affect the Agent or such Bank's right tO such compensation.

         /section/8.03 CHANGE OF LENDING OFFICE. Any Bank will, if an event occurs with respect to a Lending Office that makes /section/8.01 or 8.02 applicabLe, and if requested by the Borrowers, use reasonable efforts to designate another Lending Office or Offices, provided that such designation would not, in the sole and absolute discretion of any such Bank, be disadvantageous to such Bank in any manner or contrary to such Bank's policy. Any Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Borrowers. Except in the case of a change in Lending Offices made at the request of the Borrowers, the designation of a new Lending Office by a Bank shall not make operable the provisions of /section/8.01 or entitle such Bank to make a claim under /section/8.02 if The operability of such clause or such claim results solely from such designation and not from a subsequent Regulatory Change.

         /section/8.04 FUNDING LOSSES. The Borrowers shall pay to the Agent and each Bank, upon request, such amount or amounts as such BanK determines are necessary to compensate it for any loss, cost or expense incurred by it as a result of (a) any payment or prepayment of a LIBOR Rate Loan on a date other than the last day of an Interest Period for such LIBOR Rate Loan, (b) a Loan for any reason not being made after the Borrowers shall have given a Notice of Borrowing, or any payment of principal of or interest thereon not being made on the date therefor determined in accordance with the applicable provisions of this Agreement or (c) any payment of any Acceptance on a date other than the date therefor determined in accordance with this Agreement or any prepayment thereof. In the case of a LIBOR Rate Loan, at the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses referred to in (a) and (b) above may include an amount equal to the excess of (a) the interest that would have been received from the Borrowers under this Agreement on any amounts to be reemployed during an Interest Period or its remaining portion over (b) the interest component of the return which such Bank determines it could have obtained had it placed such amount on deposit in the London interbank market for a period equal to such Interest Period or its remaining portion.

         /section/8.05 DETERMINATIONS. In making the determinations contemplated by /section//section/8.01, 8.02 and 8.04, the Agent and the Banks may make such reasonable estimates, assumptions, allocations and the like that they, in good faith, reasonably determine to be appropriate, but a Bank's or the Agent's selection thereof in accordance with this /section/ 8.05, and thE determinations made by a Bank or the Agent on the basis thereof, shall be final, binding and conclusive upon the Borrowers, except, in the case of such determinations, for manifest errors in computation or transmission. Any such Bank or the Agent, as the case may be, shall furnish to the Borrowers upon request a certificate outlining in reasonable detail the computation of any amounts claimed by it under this /section/8 and the assumptions underlyinG such computations.

         /section/9 THE AGENT

         /section/9.01 APPOINTMENT AND AUTHORIZATION.

                  (a) Each Bank irrevocably appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement, the Notes, the Acceptances and the Letters of Credit as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. For purposes of this /section/9, the term "Agent" shall include Leumi in its capacity as Agent undeR the Security Documents.

                  (b) Each Bank irrevocably authorizes the Agent to issue, amend and make on its behalf Letters of Credit and Acceptances as provided in this Agreement, and to take all other actions specifically delegated to it under this Agreement and reasonably incidental thereto.

                  (c) The Agent may perform any of its duties hereunder by or through its agents or employees.

         /section/9.02 AGENTS AND AFFILIATES. Leumi shall have the same rights and powers under this Agreement as any other Bank and may exercise oR refrain from exercising the same as though it were not the Agent, and Leumi and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrowers, the Guarantors or any Subsidiary or Affiliate of Borrowers or Guarantors as if it were not the Agent hereunder.

         /section/9.03 ACTION BY AGENT. The obligations hereunder of the Agent are only those expressly set forth herein. Without limiting thE generality of the foregoing, the Agent shall not be required to take any action with respect to any Default or Event of Default, except as expressly provided in /section/7.02. The Agent shall in all cases be fully protected iN acting or in refraining from acting hereunder in accordance with the written instructions signed by the Required Banks and each such instruction and any action taken or any failure to act pursuant thereto shall be binding on all of the Banks, their successors and assigns. The Agent shall have no duty to exercise any right or power or remedy hereunder or to take any affirmative action hereunder unless directed to do so in writing by the Required Banks and unless first indemnified by the Banks to its satisfaction against the costs and expenses of taking such action.

         /section/9.04 CONSULTATION WITH EXPERTS. The Agent may consult with legal counsel (who may be counsel for the Borrowers and the Guarantors), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         /section/9.05 LIABILITY OF AGENT. Neither the Agent nor any of its directors, officers, agents, or employees shall be liable for takinG or omitting to take any action in connection herewith (i) if it does so with the consent or at the request of the Required Banks or (ii) to the extent its doing so does not constitute its own gross negligence or willful misconduct. Neither the Agent, nor any of its respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement, any of the other Loan Documents or any Extension of Credit hereunder; (ii) the performance or observance of any of the covenants or agreements of either Borrower or either Guarantor; (iii) the satisfaction of any condition specified in /section/3, except the receipt (but not the execution, genuineness or sufficiency) of documents required to be delivered to the Agent; or (iv) the validity, effectiveness, enforceability, or genuineness of this Agreement, the Notes, the other Loan Documents, the Acceptances, the Letters of Credit or any other instrument or writing furnished in connection herewith or therewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex, telecopy or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

         /section/9.06 INDEMNIFICATION. Each Bank shall, ratably in accordance with its Commitment, indemnify and hold harmless the Agent (tO the extent it is not reimbursed by the Borrowers or the Guarantors) against any reasonable cost or expense (including counsel fees and disbursements) (provided that any Bank asserting that a cost or expense is unreasonable shall have the burden of proving that it is) and any claim, demand, action, loss or liability (except to the extent resulting from the Agent's gross negligence or willful misconduct) that the Agent may suffer or incur in connection with this Agreement or any action taken or omitted hereunder by the Agent.

         /section/9.07 CREDIT DECISION. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and its own decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement. Except as expressly provided herein, the Agent shall have no duty to provide any Bank with any credit or other information with respect to either Borrower, either Guarantor or any Collateral.

         /section/9.08 SUCCESSOR AGENT. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrowers. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent, (which may be Comerica Bank or National Bank of Canada) which successor shall be a bank having a combined capital and surplus of at least $250,000,000 (or the equivalent in another currency). If no such successor shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent, may, on behalf of the Banks, appoint a successor meeting the requirements set forth in the immediately preceding sentence. Upon the acceptance of its appointment hereunder, such successor shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's or resignation hereunder, the provisions of this /section/9 shall inure to its benefit as tO any actions taken or omitted to be taken by it while it was the Agent.

         /section/9.09 SECURITY DOCUMENTS, ETC.

                  (a) Each Bank hereby authorizes the Agent to enter into each of the Security Documents and to take all action contemplated thereby. All rights and remedies under the Security Documents may be exercised by the Agent for the benefit of the Banks and the other beneficiaries thereof upon the terms thereof. The Agent may assign its rights and obligations as Agent under any of the Security Documents to any Affiliate of the Agent or to any trustee, which assignee in each such case shall be entitled to all the rights of the Agent under the applicable Security Document and all rights hereunder of the Agent with respect to the applicable Security Document.

                  (b) In each circumstance where, under any provision of any Security Document, the Agent shall have the right to grant or withhold any consent, exercise any remedy, make any determination or direct any action by the Agent under such Security Document, the Agent shall act in respect of such consent, exercise or remedies, determination or action, as the case may be, with consent of and at the direction of the Required Banks; provided, HOWEVER, that no such consent of the Required Banks shall be required with respect to any consent, determination or other matter that is, in the Agent's judgment, ministerial or administrative in nature; and PROVIDED, FURTHER, that the Agent shall not expressly release any Collateral (except inventory (and related documents) and equipment sold by a Borrower as permitted by the Security Agreement) without the consent of the Required Banks.

         /section/9.10 OBTAINING CONSENT OF REQUIRED BANKS. In each circumstance where any consent or approval of or direction from the Required Banks iS required, the Agent shall send to the Banks a written notice setting forth a description in reasonable detail of the matter as to which consent, approval or direction is required and the Agent's proposed course of action with respect thereto. In the event the Agent shall not have received a response from any Bank within five Business Days after receipt of such written notice, such Bank shall be deemed to have agreed to the course of action proposed by the Agent.

         /section/10 MISCELLANEOUS

         /section/10.01 NOTICES.

                  (a) All notices and other communications under this Agreement, including but not limited to materials delivered pursuant to /section/6, shall, except in those cases where a telephone notice is expressly permitted, be in writing (which shall include communications by telefax). All written notices and communications shall be sent by registered or certified mail, postage prepaid, return receipt requested, by prepaid telefax, reputable overnight courier, freight prepaid, or delivered by hand.

                  (b) All notices and other communications under this Agreement shall be given at the following respective addresses and telex, telefax and telephone numbers and to the attention of the following Persons:

                           (i)      If to either Borrower:
                                    16550 N.W. 10th Avenue
                                    Miami, Florida 33169

                                    Telefax No.:     (305) 624-8901
                                    Telephone No.: (305) 624-0019

                           (ii)     If to the Agent:

                                    Bank Leumi Le-Israel B.M., Miami Agency
                                    800 Brickell Avenue
                                    Suite 1400

                                    Miami, FL  33131

                                    Telefax No.:     (305) 377-6542
                                    Telephone No.: (305) 377-6572

                           (ii) if to the Banks, at their respective address and
telex, telefax and telephone numbers set forth on the signature pages hereto (as the same may be amended from time to time); or at such other address or telex, telefax or telephone number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address".

                  (c) EFFECTIVENESS. Each notice and other communication under this Agreement shall be effective or deemed delivered or furnished (i) if given by mail, on the third Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telex or telefax, when such communication is transmitted to the appropriate number determined as above provided in this /section/10.01 and the appropriate answer-back is receiveD or receipt is otherwise acknowledged, (iii) if given by hand delivery or overnight courier, when left at the address of the addressee addressed as above provided, and (iv) if given by telephone, when communicated to the Person or to the holder of the office specified as the Person or officeholder to whose attention communications are to be given, except that notices of a change of address, telex, telefax or telephone number, and notices to the Agent shall not be effective, and materials furnished to the Banks pursuant to /section/6 shall not be deemeD furnished until received, and in the case of the Agent, such notices and materials shall not be deemed received until physically received by a responsible officer at the Agent's Office not later than 12:00 noon (Miami time) on any day if such day is to count as a Business Day for the purpose of determining the adequacy of any notice to the Agent hereunder. Where expressly permitted by other provisions of this Agreement, notices may be by telephone, promptly confirmed in writing (which shall include communications by telex and telefax). The failure to give written confirmation of any such notice shall not effect the validity thereof. In the event of a discrepancy between telephonic notice and the written confirmation thereof, or in the event written confirmation of such notice is not furnished, the telephonic notice as understood by the Agent will be deemed the effective notice.

         /section/10.02 EXPENSES: INDEMNIFICATION. Whether or not any Extension of Credit is made hereunder, the Borrowers shall, on demand, pay oR reimburse the Banks and the Agent for (a) all transfer, documentary stamp and similar taxes, and all recording and filing fees, if any, payable in connection with, arising out of or in any way related to the negotiation, preparation, execution, delivery and performance of this Agreement, the other Loan Documents or the Extensions of Credit, and (b) all reasonable costs and expenses (including fees and disbursements of legal counsel and other experts) incurred, and all payments made, (and shall indemnify and hold the Banks and the Agent harmless from and against all losses suffered) in connection with, arising out of, or in any way related to (i) the negotiation, syndication, preparation, execution and delivery of (A) this Agreement and the other Loan Documents, and (B) (whether or not executed) any waiver, amendment or consent hereunder or thereunder, or hereto or thereto, (ii) the administration of operations under this

Agreement and the other Loan Documents, including without limitation the matters set forth in /section/6.03(b), (iii) consulting with respect to any matter in any way arising out of, relating to, or connected with, this Agreement or any of the other Loan Documents, including, but not limited to, the enforcement by the Banks or the Agent of any of their rights hereunder or any of the other Loan Documents, or the performance by the Banks or the Agent of any of their obligations hereunder, (iv) protecting, preserving, exercising or enforcing any of the rights of the Banks or the Agent hereunder or any of the other Loan Documents, (v) any claim (whether asserted by the Banks, the Agent, the Borrowers, the Guarantors or any other Person and whether asserted before or after the payment, performance and observance in full of the Borrower's obligations hereunder and under the other Loan Documents) and the prosecution or defense thereof, in any way arising under, related to, or connected with, this Agreement, or any of the other Loan Documents or the relationship established hereunder, and (vi) any governmental investigation arising out of, relating to, or in any way connected with this Agreement or any of the other Loan Documents, PROVIDED that the foregoing indemnity shall not be applicable to any loss suffered by any Bank or the Agent to the extent such loss is determined by a judgment of a court that is binding on such Bank or the Agent, final and not subject to review on appeal, to be the result of acts or omissions of such Bank or the Agent, constituting gross negligence or willful misconduct. The Agent is hereby irrevocably authorized to debit any account of either Borrower with the Agent to pay any amount referred to in this /section/10.02 and the Banks are hereby irrevocably authorized, at the instance of the Agent and whether or noT requested by the Borrowers, to make Loans to pay any such amount.

         /section/10.03 RIGHTS CUMULATIVE. The rights and remedies of the Banks and the Agent under this Agreement and the other Loan DocumentS shall be cumulative and not exclusive of nor limiting upon any rights or remedies that they would otherwise have, and no failure or delay by any Bank or the Agent in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or any other power or right.

         /section/10.04 WAIVERS; AMENDMENTS. Any term, covenant, agreement or condition of this Agreement may be amended in writing with the consenT of the Borrowers and the Required Banks, or compliance therewith may be waived in writing by the Required Banks, or by the Agent when authorized by the Required Banks, and in any such event, the failure to observe, perform or discharge any such covenant, condition or obligation (whether such amendment is executed or such consent or waiver is given before or after such failure) shall not be construed as a breach of such covenant, condition or obligation or an Event of Default, provided that no such amendment, consent or waiver shall:

                  (a) affect the amount or extend the time of the Commitment of any Bank, of the obligation of the Agent to create Acceptances or to issue Letters of Credit, or of the obligation of the Agent or any Bank to pay amounts on account of Loans, Acceptances or Letters of Credit, and thereby extend credit to the Borrowers, without the prior written consent of all the Banks;

                  (b) alter the time or times of payment of the principal of or interest on any Obligation held by a Bank or with respect to any Bank's participation in an Acceptance or Letter of Credit or the amount of the principal of any Note, Acceptance or Letter of Credit, or the rate of interest, commission or fees thereon or permit any subordination of the principal of or interest on any Obligation without the prior written consent of such Bank as to its interest in such Obligation;

                  (c) alter any provision of /section/8 or any provision requiring the ratable application of amountS received by the Agent in payment of, or for application on, indebtedness under this Agreement or under any of the Notes or any Acceptance Obligation or Letter of Credit Obligation, or change the percentage required to authorize or direct the taking of any action under this Agreement, without the prior written consent of all the Banks; or

                  (d) expressly release Collateral except as contemplated by the Security Documents or/section/9.09(b).

Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, the Banks may, without either Borrower's agreement, amend, between themselves, any provision of the Loan Documents if the amendment has no effect on the Borrowers.

         /section/10.05 SET-OFF. Upon the occurrence and during the continuance of any Event of Default, each of the Agent and each Bank, and each of its branches and offices, is hereby authorized by the Borrowers, at any time and from time to time, (i) to set off against, and to appropriate and apply to the payment of the obligations (whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all amounts owing by the Agent, or such Bank, or any such office or branch, to either Borrower (whether payable in Dollars or any other currency, whether matured or unmatured, and, in the case of deposits, whether general or special time or demand and however evidenced) and
(ii) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such Obligations and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as such Bank in its sole discretion may elect. The Borrowers agree, to the fullest extent they may effectively do so under Applicable Law, that any holder of a participation in any Extension of Credit may exercise rights of set-off and counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrowers in the amount of such participation.

         /section/10.06 ASSIGNMENT AND PARTICIPATION

                  (a) ASSIGNMENTS BY BORROWERS. The Borrowers may not assign or transfer any of their rights or obligations under this Agreement without the prior written consent of the Agent and all the Banks, and any such attempted assignment or transfer shall be null and void.

                  (b) ASSIGNMENT BY BANKS. A Bank may assign its rights and delegate its obligations under this Agreement only with the prior written consent of the Agent and the other Banks.

                  (c) PARTICIPATIONS. Any Bank may transfer participation interests in its Commitment, the Note held by it, its participations in Acceptance Obligations and Letter of Credit

Obligations, and any of its other rights and obligations hereunder PROVIDED that the Agent and the Borrowers may continue to deal only with such Bank, the purchaser of any such participation shall not be deemed a "Bank" and the purchaser of any such participation shall have no right to vote on or approve any matter hereunder and no right to contact, negotiate with or seek information from the Borrowers or to enforce such Note or this Agreement. Each Borrower hereby authorizes each Bank at its sole discretion to divulge any and all information which such Bank may have acquired by any means or from any Person, including such Borrower, regarding such Borrower or its property, books and accounts, to any potential or prospective assignee of or participant in Extensions of Credit and agrees to hold such Bank harmless under all circumstances from any and all liability, cost or expense arising from any such disclosure under any Applicable Law.

         /section/10.07 DETERMINATIONS BY AGENT. Each determination by the Agent with regard to the subject matter of this Agreement shall, in the absence of manifest error, be conclusive and binding on all parties.

         /section/10.08 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to sucH jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, each of the Borrowers hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         /section/10.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be aN original and shall be binding upon all parties, their successors and permitted assigns.

         /section/10.10 SURVIVAL OF OBLIGATIONS. Except as otherwise expressly provided herein, the representations, warranties, rights and obligationS (including indemnity obligations) of the parties hereunder shall survive the execution of this Agreement, any investigation of any matter by the Agent or any Bank and the extension and repayment of the Loans, Letters of Credit Obligations and Acceptance Obligations and termination of this Agreement.

         /section/10.11 NO JOINT VENTURE. Nothing contained in any Loan Document shall be deemed or construed by the parties hereto or by anY third person to create the relationship of principal and agent or of partnership or joint venture or of any association between the Banks and the Borrowers other than the relationship of creditors and debtors.

         /section/10.12 FURTHER ASSURANCES; POWER OF ATTORNEY. Each Borrower agrees, upon the request of the Agent, to execute and deliver such further acts as thE Agent may reasonably request in order to fully effectuate the purposes of any Loan Document. Each Borrower hereby irrevocably appoints the Agent as its true and lawful attorney-in-fact (such appointment being coupled with an interest) with full power (in the name of such Borrower or otherwise) to execute and deliver such documents and do such acts as the Agent may reasonably deem necessary in order to fully effectuate the purposes of this Agreement.

         /section/10.13 NO REPRESENTATIONS REGARDING RENEWAL. Each Borrower acknowledges that neither the Agent nor any of the Banks has agreed with or representeD to such Borrower that the credit facility created hereby will be renewed or extended past the Termination Date or that any Extensions of Credit will be made after the Termination Date.

         /section/10.14 SUCCESSORS AND ASSIGNS. Subject to the provisions of /section/10.06, all of the provisions of this Agreement shall be binding upon And inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         /section/10.15 LIMITATION OF LIABILITY; ACKNOWLEDGEMENT. NEITHER THE BANKS, THE AGENT, NOR ANY AFFILIATE THEREOF SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, EACH OF THE BORROWERS HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON, ANY CLAIM FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY EITHER BORROWER IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH. EACH BORROWER ACKNOWLEDGES THAT IT HAS NO RIGHT OF OFFSET AGAINST OR CLAIM OR DEFENSE IN RESPECT TO ITS OBLIGATIONS TO LEUMI EXISTING AS OF THE AGREEMENT DATE AND HEREBY WAIVES ANY THAT IT MAY HAVE.

         /section/10.16 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO ANY CONFLICTS- OF- LAW PRINCIPLE OR RULE THAT WOULD GIVE EFFECT TO THE LAW OF ANY OTHER JURISDICTION.

         /section/10.17 JUDICIAL PROCEEDINGS. ANY JUDICIAL PROCEEDING BROUGHT AGAINST EITHER BORROWER WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS
(A) ACCEPTS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURTS AND IRREVOCABLY AGREES (WITHOUT WAIVING ANY RIGHT TO APPEAL) TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND (B) IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE BORROWERS HEREBY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, (WITH A COPY BY OVERNIGHT COURIER), AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF /section/10.01, AND SERVICE

SO MADE SHALL BE DEEMED COMPLETED ON THE THIRD DAY AFTER SUCH SERVICE IS DEPOSITED IN THE MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT OR ANY BANK TO BRING PROCEEDINGS AGAINST EITHER BORROWER OR EITHER GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY EITHER BORROWER AGAINST ANY BANK OR THE AGENT INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DADE COUNTY IN THE STATE OF FLORIDA.

         /section/10.18 WAIVER OF JURY TRIAL. EACH BORROWER, THE AGENT, AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH ANY OF THEM ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER AND WHETHER ARISING OR ASSERTED BEFORE OR AFTER THE AGREEMENT DATE OR BEFORE OR AFTER PAYMENT, OBSERVANCE AND PERFORMANCE IN FULL OF THE BORROWERS' OBLIGATIONS HEREUNDER OR THEREUNDER.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the day and year first written above.

                                   NEW M-TECH CORPORATION,
                                   as a Borrower


                                   By:      /S/ JOEL NEWMAN
                                            ------------------------------------
                                   Name:    JOEL NEWMAN
                                            ------------------------------------
                                   Title:   PRESIDENT
                                            ------------------------------------

                                   NEWTECH (HONG KONG) LIMITED,
                                   as a Borrower


                                   By:      /S/ JOEL NEWMAN
                                            ------------------------------------
                                   Name:    JOEL NEWMAN
                                            ------------------------------------
                                   Title:   PRESIDENT
                                            ------------------------------------

                                   BANK LEUMI LE-ISRAEL B.M.,
                                   as the Agent


                                   By:      /S/ JOSEPH F. REALINI
                                            ------------------------------------
                                   Name:    JOSEPH F. REALINI
                                            ------------------------------------
                                   Title:   VICE PRESIDENT
                                            ------------------------------------

Amount of
Commitment:     $15,000,000        BANK LEUMI LE-ISRAEL B.M., as a Bank


                                   By:      /S/ JOSEPH F. REALINI
                                            ------------------------------------
                                   Name:    JOSEPH F. REALINI
                                            ------------------------------------
                                   Title:   VICE PRESIDENT
                                            ------------------------------------

                                   Lending Office:
                                           800 Brickell Avenue, Suite 1400
                                           Miami, Florida 33131

                                   Address for Notices:
                                           800 Brickell Avenue, Suite 1400
                                           Miami, Florida 33131

                                   Attention:
                                           Ms. Caridad Errazquin

                                   Telefax No.:
                                           (305) 377-6542

                                   Telephone No.:
                                           (305) 377-6572

Amount of
Commitment:     $12,000,000        COMERICA BANK, as a Bank


                                   By:      /S/ SHERYL METCALFE
                                            ------------------------------------
                                   Name:    SHERYL METCALFE
                                            ------------------------------------
                                   Title:   VICE PRESIDENT
                                            ------------------------------------

                                   Lending Office:

                                           100 N.E. 3rd Avenue, Suite 200
                                           Fort Lauderdale, Florida 33301

                                   Address for Notices:
                                           100 N.E. 3rd Avenue, Suite 200
                                           Fort Lauderdale, Florida 33301

                                   Attention:  Ms. Sheryl Metcalfe

                                   Telefax No.:    (954) 468-0641

                                   Telephone No.: (954) 468-0643

Amount of
Commitment:     $5,000,000         NATIONAL BANK OF CANADA, as a Bank


                                   By:      /S/ MICHAEL BLOOMENFELD
                                            ------------------------------------
                                   Name:    MICHAEL BLOOMENFELD
                                            ------------------------------------
                                   Title:   VICE PRESIDENT
                                            ------------------------------------

                                   Lending Office:

                                           5100 Town Center Circle, Suite 430
                                           Boca Raton, Florida 33486

                                   Address for Notices:

                                           5100 Town Center Circle, Suite 430
                                           Boca Raton, Florida 33486

                                   Attention:   Ms. Jean E. Page

                                   Telefax No.:   (561) 367-1705

                                   Telephone No.:  (561) 367-1700

                          AMENDMENT TO CREDIT AGREEMENT

         This AMENDMENT TO CREDIT AGREEMENT ("this Amendment") is made as of September 8, 1997 and amends that certain Credit Agreement, dated as of July 23, 1997, by and among NEW M-TECH CORPORATION and NEWTECH (HONG KONG) LIMITED (collectively the "Borrowers," each a "Borrower"), BANK LEUMI LE-ISRAEL B.M., COMERICA BANK and NATIONAL BANK OF CANADA (collectively the "Banks," each a "Bank") and BANK LEUMI LE-ISRAEL B.M., as the Agent (the "Agent") (the "Credit Agreement," the capitalized terms used but not otherwise defined herein being used herein as therein defined).

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Banks and the Agent hereby agree as follows:

1. The following definitions in /section/1.01(a) of the Credit Agreement are hereby amended as follows:

         "NOTES" means each Revolving Note of the Borrowers payable to the order of a Bank, evidencing such Bank's Loans and executed by the Borrowers in September, 1997.

         "WINDMERE GUARANTY" means the Guaranty Agreement executed by Windmere in favor of the Agent and the Banks as of the Agreement Date, as amended by an Amendment to Guaranty Agreement, dated in September, 1997.

2. The last sentence of /section/2.01 of the Credit Agreement is hereby amended to read as follows:

         Moreover, the sum of the aggregate unpaid principal amount of all Loans plus the aggregate amount of all Acceptance Obligations shall not exceed $20,000,000 at any time prior to November 15, 1997 or $10,000,000 on or at any time after November 15, 1997; the aggregate amount of all Acceptance Obligations shall not exceed $10,000,000 at any time prior to November 15, 1997 or $5,000,000 on or at any time after November 15, 1997; the aggregate amount of all Letter of Credit Obligations with respect to Standby Letters of Credit shall not exceed $1,000,000 at any time; and there shall be no Loans outstanding or Acceptance Obligations in existence for a period of 30 consecutive days between the Closing Date and the Termination Date.

3. The last sentence of /section/2.02 of the Credit Agreement is hereby amended to read as follows:

         There shall at no time be in effect more than six Borrowings with respect to LIBOR Rate Loans, and at no time shall the aggregate outstanding principal balance of LIBOR Rate Loans exceed $10,000,000.

4. /section/2.04(a) of the Credit Agreement is hereby amended (effective as of August 13, 1997) to read as follows:

         INTEREST RATES. Each Loan shall bear interest on the outstanding principal amount thereof until due at a per annum rate equal to, (i) so long as it is a Reference Rate Loan, the Reference Rate as in effect from time to time; and (ii), so long as it is a LIBOR Rate Loan, the applicable Adjusted LIBOR Rate plus 2.50%; provided, however, that, on any day after August 12, 1997 on which the outstanding principal balance of all the Loans exceeds $10,000,000, a portion of each Bank's then outstanding Reference Rate Loans equal to its Proportionate Share of such excess shall bear interest on that day at a per annum rate equal to the Reference Rate in effect on that day plus 1.00%. The interest rate applicable to each Reference Loan shall change simultaneously with each change in the Reference Rate.

5. The total commission payable by the Borrowers pursuant to /section/2.11(c)(i) with respect to each Acceptance shall not be less than the Agent's minimum acceptance commission.

6. In connection with /section/5.05 of the Credit Agreement and /section/19(b) of the Security Agreement, the Banks hereby consent to the Borrowers' granting to Windmere a security interest in the Borrowers' assets to secure indebtedness of one or both of the Borrowers to Windmere in the approximate principal amount of $3,000,000 stemming from Windmere's obtaining (and making reimbursements with respect to) certain letters of credit for the Borrowers' benefit and to secure indemnity or reimbursement obligations of one or both of the Borrowers to Windmere with respect to Windmere's payment of a total amount in excess of $3,000,000 (plus interest thereon and collection costs) under the Windmere Guaranty. Said security interest shall be subordinate and inferior to the Security Interests in all respects and shall terminate when the aforesaid indebtedness and indemnity or reimbursement obligations are repaid in full. Borrowers shall repay the aforesaid indebtedness and indemnity or reimbursement obligations in full before repaying any other indebtedness of either or both of the Borrowers to Windmere.

7. When it executes this Amendment and as a condition precedent to the effectiveness of the amendment hereby of /section/2.01 of the Credit Agreement, the Borrowers shall deliver to the Agent the following in form and substance satisfactory to the Agent:

         (a) A certificate of the Secretary and Assistant Secretary of each Borrower authorizing this Amendment and the Notes;

         (b) A certificate of the Secretary and Assistant Secretary of Windmere authorizing Windmere's Amendment to Guaranty Agreement referred to below and its Subordination Agreement referred to below;

         (c) The Notes (as redefined hereby) duly executed by the Borrowers;

         (d) Whatever supplemental debentures or amendments to debentures and filings are recommended by Coudert Brothers, Hong Kong, counsel for Agent and the Banks, to take account of the substitution of the Notes (as redefined hereby) for the Notes (as originally defined in the Credit Agreement);

         (e) A Subordination Agreement duly executed by Joel Newman as of the date of this Amendment and a Subordination Agreement duly executed by Windmere as of the date of this Amendment;

         (f) A Confirmation of Guaranty Agreement duly executed by Joel Newman and an Amendment to Guaranty Agreement duly executed by Windmere;

         (g) A favorable, written opinion (addressed to the Agent and the Banks) of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., counsel for the Borrowers and the Guarantors, dated the date of this Amendment and covering such matters as the Agent or any Bank may request and a favorable, written opinion (addressed to the Agent and the Banks) of Coudert Brothers, counsel for the Banks, dated the date of this Amendment and covering such matters as the Agent or any Bank may request; and

         (h) Such other certificates, documents, instruments and opinions as the Agent shall reasonably request.

8. The term "the Obligations" as used in the Security Agreement shall include all obligations and liabilities of the Borrowers now or hereafter existing under the Credit Agreement as amended hereby or any or all of the Notes (as redefined hereby). The term "the Notes" as used in the Tax Indemnity Agreement among the Borrowers and the Banks means both the Notes as originally defined in the Credit Agreement and the Notes as redefined hereby. The term "Loan Documents" as used in the Appointment of Process Agent made by NewTech (Hong Kong) Limited shall include the Notes (as redefined hereby).

9. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby confirmed. The Borrowers acknowledge that neither of them has any right of offset against or claim or defense in respect of the Obligations, waive any such defense that either of them may have and represent to the Agent and the Banks that no Event of Default (or event or circumstance which, with the passage of time, the giving of notice, or both, would constitute an Event of Default) exists as of the date hereof. The Banks hereby accept the Subordination Agreements, of approximately even date herewith, made in their favor by Joel Newman and Windmere.

10. On or before their execution hereof, the Borrowers shall pay to the Agent a restructuring fee of $5,000, to be shared by the Banks PRO RATA in proportion to their Commitments.

11. Each Borrower jointly and severally agrees to pay (or, if appropriate, reimburse) the Agent on demand the amount of any and all attorneys' fees, documentary stamp taxes and other costs and expenses relating to this Amendment and any documents executed in connection herewith and hereby authorizes the Banks to make one or more Loans to pay any such costs and expenses.

12. THE BORROWERS, THE BANKS AND THE AGENT EACH HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING HEREUNDER OR RELATING HERETO.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date indicated at the head of it.


                                             NEW M-TECH CORPORATION,
                                             as a Borrower


                                             By: /s/ Leonor Schuck
                                             -------------------------
                                             Name: Lenor Schuck
                                             -------------------------
                                             Title: Vice President, Finance
                                             ------------------------------

                                             NEWTECH (HONG KONG) LIMITED,
                                             as a Borrower


                                             By: /s/ Leonor Schuck
                                             -------------------------
                                             Name: Lenor Schuck
                                             -------------------------
                                             Title: Vice President, Finance
                                             ------------------------------

                Additional Signatures Appear On Pages 6, 7 and 8

                                             BANK LEUMI LE-ISRAEL B.M.,
                                             as the Agent


                                             By: /s/ Caridad Errazquin
                                             -------------------------
                                             Name: Caridad Errazquin
                                             -------------------------
                                             Title: Vice President
                                             -------------------------

                                             BANK LEUMI LE-ISRAEL B.M.,
                                             as a Bank

                                             By: /s/ Caridad Errazquin
                                             -------------------------
                                             Name: Caridad Errazquin
                                             -------------------------
                                             Title: Vice President
                                             -------------------------

                                             COMERICA BANK, as a Bank

                                             By: /s/ Sheryl Metcalfe
                                             -------------------------
                                             Name: Sheryl Metcalfe
                                             -------------------------
                                             Title: Vice President
                                             -------------------------

                                             NATIONAL BANK OF CANADA, as a Bank

                                             By: /s/ Jean Page
                                             -------------------------
                                             Name: Jean Page
                                             -------------------------
                                             Title: Vice President
                                             -------------------------

                          AMENDMENT TO CREDIT AGREEMENT

         This AMENDMENT TO CREDIT AGREEMENT ("this Amendment") is made as of November 5, 1997 (the "Effective Date") and amends that certain Credit Agreement, dated as of July 23, 1997, by and among NEW M-TECH CORPORATION and NEWTECH (HONG KONG) LIMITED (collectively the "Borrowers," each a "Borrower"), BANK LEUMI LE-ISRAEL B.M., COMERICA BANK and NATIONAL BANK OF CANADA (collectively the "Banks," each a "Bank") and BANK LEUMI LE-ISRAEL B.M., as the Agent (the "Agent"), as previously amended (the "Credit Agreement," the capitalized terms used but not otherwise defined herein being used herein as therein defined).

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Banks and the Agent hereby agree as follows:

1. The following definitions in /section/1.01(a) of the Credit Agreement are hereby amended as follows effective as of the Effective Date:

         "NOTES" means each Revolving Note of the Borrowers payable to the order of a Bank, evidencing such Bank's Loans and executed by the Borrowers in November, 1997.

         "COMMITMENT" of any Bank means the obligation of such Bank to make Loans, to purchase participations in Acceptances, and to purchase participations in Letters of Credit, such that the sum of the outstanding principal amount of its Loans plus its participations in Acceptance Obligations and Letter of Credit Obligations does not exceed the amount set forth below opposite its name:

                  Bank Leumi le-Israel B.M.                   $15,000,000
                  Comerica Bank                               $13,000,000
                  National Bank of Canada                     $ 9,000,000

2. The last two sentences of /section/2.01 of the Credit Agreement are hereby amended to read as follows:

         The sum of (i) the aggregate unpaid principal amount of all Loans, plus
         (ii) the aggregate amount of all Acceptance Obligations, plus (iii) the aggregate amount of all Letter of Credit Obligations shall not exceed at any time the Borrowing Base at that time and shall not exceed $32,000,000 at any time during the High Season or $14,000,000 at any time during the Low Season (except the month of November, 1997 during which such sum shall not exceed $37,000,000). Moreover, the sum of the aggregate unpaid principal amount of all Loans plus the aggregate amount of all Acceptance Obligations shall not exceed $20,000,000 at any time during the High Season or $10,000,000 at any time during the Low Season (except the month of November, 1997 during which such sum shall not exceed $30,000,000), and shall not exceed $4,000,000 during a period of 30 consecutive days between the Closing Date and the Termination Date; the aggregate amount of all Acceptance Obligations shall not exceed $10,000,000 at any time during the High Season or $5,000,000 at any time during the Low Season (except the month of November, 1997 during which such aggregate amount shall not exceed $10,000,000); and the aggregate amount of all Letter of Credit Obligations with respect to Standby Letters of Credit shall not exceed $1,000,000 at any time.

3. On the Effective Date, the Banks shall make whatever sales to and purchases from one another of the then existing Extensions of Credit and participations therein as are necessary so that immediately thereafter the outstanding Extensions of Credit and participations therein are owned by the Banks in proportion to their respective Commitments (as redefined by this Amendment).

         4. When it executes this Amendment and as a condition precedent to the effectiveness of the amendment hereby of /section/2.01 of the Credit Agreement, the Borrowers shall deliver to the Agent the following in form and substance satisfactory to the Agent:

         (a) A certificate of the Secretary (and, if required by the Agent, the Assistant Secretary) of each Borrower authorizing this Amendment and the Notes (as redefined by this Amendment);

         (b) The Notes (as redefined by this Amendment) duly executed by the Borrowers;

         (c) Whatever supplemental debentures or amendments to debentures and filings are recommended by Coudert Brothers, Hong Kong, counsel for Agent and the Banks, to take account of the substitution of the Notes (as redefined by this Amendment) for the Notes (as originally defined in the Credit Agreement) or the Notes (as defined in the previous Amendment to Credit Agreement among the Borrowers and the Banks));

         (d) A Confirmation of Guaranty Agreement duly executed by Joel Newman and a Confirmation of Guaranty Agreement duly executed by Windmere;

         (e) A favorable, written opinion (addressed to the Agent and the Banks) of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., counsel for the Borrowers and the Guarantors, dated the date of this Amendment and covering such matters as the Agent or any Bank may request and a favorable, written opinion (addressed to the Agent and the Banks) of Coudert Brothers, counsel for the Banks, dated the date of this Amendment and covering such matters as the Agent or any Bank may request; and

         (f) Such other certificates, documents, instruments and opinions as the Agent or any Bank shall reasonably request.

5. The term "the Obligations" as used in the Security Agreement shall include all obligations and liabilities of the Borrowers now or hereafter existing under the Credit Agreement as amended by this Amendment or any or all of the Notes (as redefined by this Amendment). The term "the Notes" as used in the Tax Indemnity Agreement among the Borrowers and the Banks means both the Notes as originally defined in the Credit Agreement, the Notes as defined in the previous Amendment to Credit Agreement among the Borrowers and the Banks and the Notes as redefined by this Amendment. The term "Loan Documents" as used in the Appointment of Process Agent made by NewTech (Hong Kong) Limited shall include the Notes (as redefined by this Amendment).

6. As amended hereby, the Credit Agreement shall remain in full force and effect. The Borrowers acknowledge that neither of them has any right of offset against or claim or defense in respect of the Obligations, waive any such defense that either of them may have and represent to the Agent and the Banks that no Event of Default (or event or circumstance which, with the passage of time, the giving of notice, or both, would constitute an Event of Default) exists as of the date hereof.

7. On or before their execution hereof, the Borrowers shall pay to the Agent a restructuring fee of $15,000, to be shared by the Banks PRO RATA in proportion to their Commitments as they existed prior to the Effective Date.

8. The Borrowers jointly and severally agree to pay (or, if appropriate, reimburse) the Agent on demand the amount of any and all attorneys' fees, documentary stamp taxes and other costs and expenses relating to this Amendment and any documents executed in connection with this Amendment and hereby authorize the Banks to make one or more Loans to pay any such costs and expenses.

9. THE BORROWERS, THE BANKS AND THE AGENT EACH HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING UNDER OR RELATING TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date indicated at the head of it.

                                             NEW M-TECH CORPORATION,
                                             as a Borrower

                                             By: /s/ Leonor Schuck
                                             -------------------------
                                             Name: Leonor Schuck
                                             -------------------------
                                             Title: Vice President, Finance
                                             ------------------------------


                                             NEWTECH (HONG KONG) LIMITED,
                                             as a Borrower

                                             By: /s/ Leonor Schuck
                                             -------------------------
                                             Name: Leonor Schuck
                                             -------------------------
                                             Title: Vice President, Finance
                                             ------------------------------

                Additional Signatures Appear On Pages 5, 6 and 7

                                             BANK LEUMI LE-ISRAEL B.M.,
                                             as the Agent

                                             By: /s/ Caridad Errazquin
                                             -------------------------
                                             Name: Caridad Errazquin
                                             -------------------------
                                             Title: Vice President
                                             -------------------------

                                             BANK LEUMI LE-ISRAEL B.M.,
                                             as a Bank

                                             By: /s/ Caridad Errazquin
                                             -------------------------
                                             Name: Caridad Errazquin
                                             -------------------------
                                             Title: Vice President
                                             -------------------------

                                             COMERICA BANK, as a Bank

                                             By: /s/ Sheryl Metcalfe
                                             -------------------------
                                             Name: Sheryl Metcalfe
                                             -------------------------
                                             Title: Vice President
                                             -------------------------

                                             NATIONAL BANK OF CANADA, as a Bank

                                             By: /s/ Jean Page
                                             -------------------------
                                             Name: Jean Page
                                             -------------------------
                                             Title: Vice President
                                             -------------------------

                         AMENDMENT TO CREDIT AGREEMENT

         This AMENDMENT TO CREDIT AGREEMENT ("this Amendment") is made as of December 30, 1997 (the "Effective Date") and amends that certain Credit Agreement, dated as of July 23, 1997, by and among NEW M-TECH CORPORATION and NEWTECH (HONG KONG) LIMITED (collectively the "Borrowers," each a "Borrower"), BANK LEUMI LE-ISRAEL B.M., COMERICA BANK and NATIONAL BANK OF CANADA (collectively the "Banks," each a "Bank") and BANK LEUMI LE-ISRAEL B.M., as the Agent (the "Agent"), as previously amended (the "Credit Agreement," the capitalized terms used but not otherwise defined herein being used herein as therein defined).

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Banks and the Agent hereby agree as follows:

1. The last two sentences of /section/2.01 of the Credit Agreement are hereby amended to read as follows:

         The sum of (i) the aggregate unpaid principal amount of all Loans, plus
         (ii) the aggregate amount of all Acceptance Obligations, plus (iii) the aggregate amount of all Letter of Credit Obligations shall not exceed at any time the Borrowing Base at that time and shall not exceed $32,000,000 at any time during the High Season or $14,000,000 at any time during the Low Season (except the months of November and December, 1997 and January, 1998 during which such sum shall not exceed $37,000,000). Moreover, the sum of the aggregate unpaid principal amount of all Loans plus the aggregate amount of all Acceptance Obligations shall not exceed $20,000,000 at any time during the High Season or $10,000,000 at any time during the Low Season (except the months of November and December, 1997 and January, 1998 during which such sum shall not exceed $30,000,000); the aggregate amount of all Acceptance Obligations shall not exceed $10,000,000 at any time during the High Season or $5,000,000 at any time during the Low Season (except the months of November and December, 1997 and January, 1998 during which such aggregate amount shall not exceed $10,000,000); and the aggregate amount of all Letter of Credit Obligations with respect to Standby Letters of Credit shall not exceed $1,000,000 at any time.

2. When it executes this Amendment and as a condition precedent to the effectiveness of the amendment hereby of /section/2.01 of the Credit Agreement, the Borrowers shall deliver to the Agent the following in form and substance satisfactory to the Agent:

         (a) A certificate of the Secretary (and, if required by the Agent, the Assistant Secretary) of each Borrower authorizing this Amendment;

         (b)      A consent to this Amendment duly executed by each Guarantor;
                  and

         (c) Such other certificates, documents, instruments and opinions as the Agent or any Bank shall reasonably request.

3. The term "the Obligations" as used in the Security Agreement shall include all obligations and liabilities of the Borrowers now or hereafter existing under the Credit Agreement as amended by this Amendment or any or all of the Notes.

4. As amended hereby, the Credit Agreement shall remain in full force and effect. The Borrowers acknowledge that neither of them has any right of offset against or claim or defense in respect of the Obligations, waive any such defense that either of them may have and represent to the Agent and the Banks that no Event of Default (or event or circumstance which, with the passage of time, the giving of notice, or both, would constitute an Event of Default) exists as of the date hereof.

5. The Borrowers jointly and severally agree to pay (or, if appropriate, reimburse) the Agent on demand the amount of any and all attorneys' fees, documentary stamp taxes and other costs and expenses relating to this Amendment and any documents executed in connection with this Amendment and hereby authorize the Banks to make one or more Loans to pay any such costs and expenses.

6. This Amendment may be executed in one or more counterparts.

7. THE BORROWERS, THE BANKS AND THE AGENT EACH HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING UNDER OR RELATING TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date indicated at the head of it.

                                             NEW M-TECH CORPORATION,
                                             as a Borrower

                                             By:  /S/ LEONOR SCHUCK
                                                  ------------------------------
                                             Name: LEONOR SCHUCK
                                                  ------------------------------
                                             Title: VICE PRESIDENT, FINANCE
                                                  ------------------------------

                                             NEWTECH (HONG KONG) LIMITED,
                                             as a Borrower

                                             By:  /S/ LEONOR SCHUCK
                                                  ------------------------------
                                             Name: LEONOR SCHUCK
                                                  ------------------------------
                                             Title: VICE PRESIDENT, FINANCE
                                                  ------------------------------


                Additional Signatures Appear On Pages 4, 5 and 6

                                            BANK LEUMI LE-ISRAEL B.M.,

                                            as the Agent

                                             By:  /S/ CARIDAD ERRAZQUIN
                                                  ------------------------------
                                             Name: CARIDAD ERRAZQUIN
                                                  ------------------------------
                                             Title: VICE PRESIDENT
                                                  ------------------------------

                                            BANK LEUMI LE-ISRAEL B.M.,
                                            as a Bank

                                             By:  /S/ CARIDAD ERRAZQUIN
                                                  ------------------------------
                                             Name: CARIDAD ERRAZQUIN
                                                  ------------------------------
                                             Title: VICE PRESIDENT
                                                  ------------------------------

                                            COMERICA BANK, as a Bank

                                             By:  /S/ SHERYL METCALFE
                                                  ------------------------------
                                             Name: SHERYL METCALFE
                                                  ------------------------------
                                             Title: VICE PRESIDENT
                                                  ------------------------------

                                            NATIONAL BANK OF CANADA, as a Bank

                                             By:  /S/ MICHAEL BLOOMENFELD
                                                  ------------------------------
                                             Name: MICHAEL BLOOMENFELD
                                                  ------------------------------
                                             Title: VICE PRESIDENT
                                                  ------------------------------

                          AMENDMENT TO CREDIT AGREEMENT

         This AMENDMENT TO CREDIT AGREEMENT ("this Amendment") is made as of March 18, 1998 (the "Effective Date") by and among NEW M-TECH CORPORATION, a Florida corporation, NEWTECH (HONG KONG) LIMITED, a Hong Kong limited liability company, DURABLE ELECTRONICS INDUSTRIES LIMITED, a Hong Kong limited liability company, ("DEI") and NEWTECH ELECTRONICS INDUSTRIES LIMITED (formerly known as Pomillo Limited), a Hong Kong limited liability company, ("NEIL") (collectively the "Borrowers", each a "Borrower") BANK LEUMI LE-ISRAEL B.M., COMERICA BANK and NATIONAL BANK OF CANADA (collectively the "Banks", each a "Bank") and BANK LEUMI LE-ISRAEL B.M., as the Agent for the Banks (the "Agent").

                                   BACKGROUND

A. New M-Tech Corporation, Newtech (Hong Kong) Limited, the Banks and the Agent are parties to a Credit Agreement, dated as of July 23, 1997 (as previously amended, the "Credit Agreement", the capitalized terms used but not otherwise defined herein being used herein as therein defined).

B. New M-Tech Corporation and Newtech (Hong Kong) Limited have requested that DEI and NEIL become parties to the Credit Agreement, being jointly and severally entitled to the rights of the Borrowers thereunder and liable for the obligations of the Borrowers thereunder, and have also requested that the duration of certain sub-limits for extensions of credit set forth in /section/2.01 of the Credit Agreement be extended.

C. The Banks and the Agent have agreed to the foregoing requests on the terms and conditions set forth in this Amendment.

                                   AGREEMENTS

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Banks and the Agent hereby agree as follows:

1. From and after the Effective Date, the term "the Borrowers" , as used in the Credit Agreement, shall mean and refer to New M-Tech, Newtech Hong Kong, DEI and NEIL, collectively; all references to "either Borrower" or "either of the Borrowers" in the Credit Agreement shall be read as references to "any Borrower" or "any of the Borrowers"; and DEI and NEIL (in addition to New M-Tech and Newtech Hong
Kong) shall be entitled to all the benefits of being a Borrower under the Credit Agreement (as revised by this Amendment) and shall be jointly and severally liable for all the Obligations. DEI and NEIL each hereby agrees to be bound by all the terms and conditions of the Credit Agreement (as revised by this Amendment).

2. The following definitions in /section/1.01(a) of the Credit Agreement are hereby amended or added as follows effective as of the Effective Date:

         "DEBENTURES" means the Debenture executed by Newtech (Hong Kong) in favor of the Agent as of the Agreement Date (as amended, supplemented or restated from time to time), the Debenture executed by DEI in favor of the Agent in March, 1998 and the Debenture executed by NEIL in favor of the Agent in March, 1998.

         "NOTES" means each Revolving Note of the Borrowers payable to the order of a Bank, evidencing such Bank's Loans and executed by the Borrowers in March, 1998.

         "SECURITY AGREEMENTS" means the Security Agreement executed by New M-Tech, Newtech (Hong Kong) and NewTech International Corporation in favor of the Agent as of the Agreement Date (as amended, supplemented or restated from time to time), the Security Agreement executed by DEI in favor of the Agent in March, 1998 (as amended, supplemented or restated from time to time), and the Security Agreement executed by NEIL in favor of the Agent in March, 1998 (as amended, supplemented or restated from time to time).

         "SECURITY DOCUMENTS" means the Security Agreements, the Debentures and each other guaranty agreement, mortgage, deed of trust, security agreement, pledge agreement, assignment of proceeds agreement or other security or collateral document securing any or all of the Obligations.

From and after the Effective Date, all references in the Credit Agreement to "the Security Agreement" shall be read as "the Security Agreements" and all references to "the Debenture" shall be read as "the Debentures".

3. The last two sentences of /section/2.01 of the Credit Agreement are hereby amended to read as follows:

         The sum of (i) the aggregate unpaid principal amount of all Loans, plus
         (ii) the aggregate amount of
         all Acceptance Obligations, plus (iii) the aggregate amount of all Letter of Credit Obligations shall not exceed at any time the Borrowing Base at that time and shall not exceed $32,000,000 at any time during the High Season or $14,000,000 at any time during the Low Season (except the months of November and December, 1997 and January through April, 1998 during which such sum shall not exceed $37,000,000). Moreover, the sum of the aggregate unpaid principal amount of all Loans plus the aggregate amount of all Acceptance Obligations shall not exceed $20,000,000 at any time during the High Season or $10,000,000 at any time during the Low Season (except the months of November and December, 1997 and January through April, 1998 during which such sum shall not exceed $30,000,000); the aggregate amount of all Acceptance Obligations shall not exceed $10,000,000 at any time during the High Season or $5,000,000 at any time during the Low Season (except the months of November and December, 1997 and January through April, 1998 during which such aggregate amount shall not exceed $10,000,000); and the aggregate amount of all Letter of Credit Obligations with respect to Standby Letters of Credit shall not exceed $1,000,000 at any time.

4. When it executes this Amendment and as a condition precedent to DEI's and NEIL's being entitled to request Extensions of Credit, the Borrowers shall deliver to the Agent the following in form and substance satisfactory to the
Agent:

         (a) Three Notes, each duly executed by the Borrowers and payable to the order of a Bank in a principal amount equal to such Bank's Proportionate Share of $37,000,000;

         (b) A Security Agreement in favor of the Agent duly executed by DEI and a Security Agreement in favor of the Agent duly executed by NEIL;

         (c) A Debenture in favor of the Agent duly executed by DEI and a Debenture in favor of the Agent duly executed by NEIL (both governed by Hong Kong law and suitable for recordation in the appropriate registries in Hong Kong as deemed necessary or desirable by the Agent);

         (d) A certificate of the Secretary (and, if required by the Agent, the Assistant Secretary) or, as the case may be, resolutions duly passed by the Directors and (if applicable) Shareholders of each Borrower authorizing this Amendment, the Notes (as redefined by this Amendment) and, in the case of each of DEI and NEIL, the Security Agreement and Debenture to which it is a party;

         (e) Copies of the up-to-date memorandum and articles of association or equivalent document of each of DEI, NEIL and Durable Electrical Metal Factory Limited, certified as sure and correct by its Director;

         (f) A Confirmation of Guaranty Agreement duly executed by Joel Newman and a Confirmation of Guaranty Agreement duly executed by Windmere;

         (g) A Subordination Agreement duly executed by Durable Electrical Metal Factory Limited ("DEM") in favor of the Banks with respect to obligations owed by DEI and NEIL to DEM, together with the resolutions duly passed by the Directors and (if applicable) the Shareholders of DEM approving and authorizing such Subordination Agreement;

         (h) A favorable, written opinion (addressed to the Agent and the Banks) of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., Florida counsel for the Borrowers and the Guarantors, dated the date of this Amendment and covering such matters as the Agent or any Bank may request and a favorable, written opinion (addressed to the Agent and the Banks) of Coudert Brothers, Hong Kong counsel for the Banks, dated the date of this Amendment and covering such matters as the Agent or any Bank may request;

         (i) An appointment by each of DEI, NEIL and DEM of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. as its agent to receive service of process on its behalf in any state or federal court located in the State of Florida and an acceptance of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. of such appointment;

         (j) Certified UCC-11, lien, judgment and tax search reports for each jurisdiction in which any Borrower is located or has inventory, showing no Liens or financing statements of record against any Borrower except those permitted by the Credit Agreement;

         (k) Whatever certificates and affidavits the Agent requests to establish that no Florida documentary stamp tax or intangible tax is or will be owing in connection with the Loan Documents;

         (l) Executed copies of UCC financing statements (and the equivalent to be filed in each office necessary and in the Agent's judgment desirable to perfect the Security Interests created by the Security Agreements referred to above) and evidence of the payment of all taxes and fees required to be paid in connection with the filing thereof and also evidence that whatever filings or other actions required to perfect the Security Interests under the law of Hong Kong have been made or taken; and

         (m) Such other certificates, documents, instruments and opinions as the Agent or any Bank shall reasonably request.

Any failure to comply with this section 4 shall constitute an Event of Default.

5. /section/5.05 of the Credit Agreement is hereby amended to read as follows:

         LIENS. Create, assume or incur, or permit or suffer to exist or to be created, assumed or incurred, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except for the Security Interests created by the Security Documents and, in the case of Durable Electronics Industries Limited ("DEI"), liens in favor of Durable Electrical Metal Factory Limited ("DEM") on equipment and machinery owned by DEI as of March 18, 1998 and on all DEI's inventory (now owned or hereafter acquired) securing Debt of DEI to DEM in an amount not exceeding $6,700,000, provided such liens are subordinate to the Security Interests.

6. The term "the Obligations" as used in the Security Agreements and the term "Secured Liabilities" as used in the Debentures shall include all obligations and liabilities of the Borrowers now or hereafter existing under the Credit Agreement as amended by this Amendment or any or all of the Notes (as redefined by this Amendment). The term "the Notes" as used in the Tax Indemnity Agreement among the Borrowers (except DEI and NEIL) and the Banks means all of the Notes as originally defined in the Credit Agreement, the Notes as defined in the previous Amendments to Credit Agreement among the Borrowers (except DEI and
NEIL) and the Banks and the Notes as redefined by this Amendment. The term "Loan Documents" as used in the Appointment of Process Agent made by Newtech (Hong
Kong) Limited shall include without limitation the Notes (as redefined by this Amendment) and the Tax Indemnity Agreement, of even date herewith, made by the Borrowers in favor of the Banks.

7. DEI shall fully comply with /section/11(a) of the Security Agreement, of even date herewith, made by it in favor of the Agent as soon as reasonably practicable and in any event no later than May 20, 1998. In the meantime, DEI shall keep in full force and effect the Deed of Assignment, dated as of November 1, 1997, made by Durable Electrical Metal Factory Limited in DEI's favor relating to the insuring of DEI's plant, equipment and inventory and shall cause Durable Electrical Metal Factory Limited to pay over any insurance proceeds covered thereby directly to the Agent.

8. As amended hereby, the Credit Agreement shall remain in full force and effect. The Borrowers acknowledge that none of them has any right of offset against or claim or defense in respect of the Obligations, waive any such defense that any of them may have and represent to the Agent and the Banks that no Event of Default or Default exists as of the date hereof.

9. The Borrowers jointly and severally agree to pay (or, if appropriate, reimburse) the Agent on demand the amount of any and all attorneys' fees, documentary stamp taxes and other costs and expenses relating to this Amendment and any documents executed in connection with this Amendment and hereby authorize the Banks to make one or more Loans to pay any such costs and expenses or to debit any account of any Borrower with the Agent or any Bank to do so.

10. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and shall be binding upon and inure to the benefit of all parties and their successors and permitted assigns.

11. ANY JUDICIAL PROCEEDING BROUGHT AGAINST ANY BORROWER WITH RESPECT TO THE CREDIT AGREEMENT AS AMENDED HEREBY O R ANY OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS (A) ACCEPTS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURTS AND IRREVOCABLY AGREES (WITHOUT WAIVING ANY RIGHT TO APPEAL) TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND (B) IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE BORROWERS HEREBY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, (WITH A COPY BY OVERNIGHT COURIER), AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF /section/10.01 OF THE CREDIT AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED ON THE THIRD DAY AFTER SUCH SERVICE IS DEPOSITED IN THE MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT OR ANY BANK TO BRING PROCEEDINGS AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY BORROWER AGAINST ANY BANK OR THE AGENT INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE BROUGHT ONLY IN A COURT LOCATED IN MIAMI-DADE COUNTY IN THE STATE OF FLORIDA.

12. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida, U.S.A.

13. THE BORROWERS, THE BANKS AND THE AGENT EACH HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING UNDER OR RELATING TO THIS AMENDMENT OR ANY LOAN DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date indicated at the head of it.

                               NEW M-TECH CORPORATION,
                               as a Borrower

                               By:         /s/ Leonor Schuck
                               -----------------------------
                               Name:       Leonor Schuck
                               -----------------------------
                               Title:      Vice President
                               -----------------------------

                               NEWTECH (HONG KONG) LIMITED,
                               as a Borrower

                               By:         /s/ Leonor Schuck
                               -----------------------------
                               Name:       Leonor Schuck
                               -----------------------------
                               Title:      Vice President
                               -----------------------------

                               DURABLE ELECTRONICS INDUSTRIES LIMITED,
                               as a Borrower

                               By:         [ILLEGIBLE]
                               -----------------------
                               Name:       [ILLEGIBLE]
                               -----------------------
                               Title:      [ILLEGIBLE]
                               -----------------------

                               NEWTECH ELECTRONICS INDUSTRIES LIMITED
                               formerly known as Pomillo Limited), as a Borrower

                               By:         [ILLEGIBLE]
                               -----------------------
                               Name:       [ILLEGIBLE]
                               -----------------------
                               Title:      [ILLEGIBLE]
                               -----------------------

                                 BANK LEUMI LE-ISRAEL B.M.,
                                 as the Agent

                                 By:         /s/ Caridad Errazquin
                                 ----------------------------------
                                 Name:       Caridad Errazquin
                                 ----------------------------------
                                 Title:      Vice President
                                 ----------------------------------


                                 BANK LEUMI LE-ISRAEL B.M.,
                                 as a Bank

                                 By:         /s/ Caridad Errazquin
                                 ----------------------------------
                                 Name:       Caridad Errazquin
                                 ----------------------------------
                                 Title:      Vice President
                                 ----------------------------------

                                COMERICA BANK, as a Bank

                                By:         /s/ Sheryl Metcalfe
                                --------------------------------
                                Name:       Sheryl Metcalfe
                                --------------------------------
                                Title:      Vice President
                                --------------------------------

                               NATIONAL BANK OF CANADA, as a Bank

                               By:         /s/ Jean Page
                               ---------------------------
                               Name:       Jean Page
                               ---------------------------
                               Title:      Vice President
                               ---------------------------